This Prospectus and the information contained herein are subject to completion and amendment. Under no circumstances shall this Prospectus constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the within described securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification thereof under the laws of such jurisdiction.

Filed under Rule 497(h)
Securities Act File No. 333-156953
PRELIMINARY PROSPECTUS DATED JULY 8, 2009

PROSPECTUS

RIVUS BOND FUND

1,650,893 Shares of Beneficial Interest

Rivus Bond Fund (the “Fund”) is issuing transferable rights (“Rights”) to its shareholders. You will receive one Right for each outstanding share of the Fund (“Shares”) you own on July 15, 2009 (the “Record Date”). Rights holders will be entitled to subscribe for new Shares of the Fund (the “Primary Subscription”). For every three Rights that you own, you may buy one new Share (the “Rights Offering”). The number of Rights issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by three. Shareholders on the Record Date who have fully exercised their Primary Subscription may purchase Shares not acquired by other shareholders in the Rights Offering (the “Over-Subscription Privilege”). The Rights Offering will expire at 5:00 p.m., Eastern Time on August 7, 2009 (the “Expiration Date” or the “Pricing Date”), unless the Rights Offering is extended as discussed in this prospectus. The subscription price per Share (the “Subscription Price”) will be 86% of the net asset value per Share (“NAV”) on the Pricing Date. After the expiration of the period beginning on the Record Date and ending on the Expiration Date (the “Subscription Period”), Boenning & Scattergood, Inc. (the “Dealer Manager”) may offer Shares not subscribed for under the Rights Offering to the public at the Subscription Price or to other dealers at the Subscription Price less a selling concession, which offering together with the Rights Offering is hereinafter referred to as the “Offering.” The Subscription Price will include the sales load charged by the Dealer-Manager for its marketing and soliciting services rendered in connection with the Offering.

The Rights are transferable and will be listed for trading on the New York Stock Exchange (“NYSE”) under the symbol “BDF RT.” The Shares are also listed, and the Shares issued pursuant to this Offering will be listed on the NYSE under the symbol “BDF.” On July 10, 2009 (the last date prior to the Shares trading ex-Rights), the last reported NAV was $[     ] and the last reported sales price per Share on the NYSE was $[     ].

Shareholders who choose to exercise their Rights will not know the Subscription Price per Share at the time they exercise such Rights since the close of the Rights Offering will be prior to the availability of the Fund’s NAV and other relevant market information on the Pricing Date. The Subscription Price could be more than the market price of the Fund’s Shares on the Pricing Date. Once you subscribe for your new Shares and the Fund receives payment or guarantee of payment, you will not be able to change your investment decision.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and organized as a Delaware statutory trust. Its investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt securities. An investment in the Fund is not appropriate for all investors. No assurances can be given that the Fund’s objective will be achieved.

For a discussion of certain risk factors and special considerations with respect to owning Shares, see “Risk Factors and Special Considerations” on page 30 of this prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Shareholders who do not fully exercise their Rights should expect that they will, upon completion of the Offering, own a smaller proportional interest in the Fund than they owned prior to the Offering. In addition, because the Subscription Price per Share will be less than the then current NAV, the completion of the Offering will likely result in an immediate dilution of the NAV for all existing shareholders. Such dilution is not currently determinable because it is not known how many Shares will be subscribed for, what the NAV or market price of the Shares will be on the Expiration Date or what the Subscription Price will be. Such dilution could be substantial. If such dilution occurs, shareholders will experience a decrease in the NAV of Shares held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution to shareholders of transferable Rights, which may themselves have intrinsic value, will afford such shareholders the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests. No assurance can be given that a market for the Rights will develop, or as to the value, if any, that the Rights will have. See “Risk Factors and Special Considerations-Dilution” on page 31.

This prospectus sets forth concisely certain information about the Fund that a prospective investor should know before investing. Investors are advised to read and retain it for future reference. A Statement of Additional Information dated July 15, 2009 (the “SAI”) containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. A copy of the SAI, the table of contents of which appears on page 44 of this prospectus, may be obtained without charge by contacting the Fund toll free at (800) 331-1710.

	Estimated		Estimated
	Subscription		Proceeds
	Price (1)	Sales Load (2)	to the Fund (3)

Per Share	$ [ ]	3.75%	$ [ ]
Total	$ [ ]	3.75%	$ [ ]

(1)	Since the Subscription Price will not be determined until after printing and distribution of this prospectus, the Subscription Price above is estimated based on the NAV of a Share of the Fund on July 10, 2009 and applying the pricing formula set forth on the cover page of this prospectus and described below under “Subscription Price” (i.e., 86% of the NAV per Share on July 10, 2009 (the

(Footnotes continued on next page)

The date of this prospectus is July 15, 2009.

(Footnotes continued from cover page)

“Estimated Subscription Price”). The Subscription Price determined on the Pricing Date may be higher or lower than the Estimated Subscription Price presented in the table. If the Subscription Price is higher than the Estimated Subscription Price, shareholders may be required to remit additional amounts. See “Subscription Price” and “Payment For Shares” below.

(2)	In connection with the Rights Offering, the Fund has agreed to pay the Dealer Manager a fee for its marketing and soliciting services equal to an aggregate of 3.75% of the aggregate Subscription Price for the Shares issued pursuant to the Rights Offering and to reimburse the Dealer Manager for out-of-pocket expenses up to $150,000. The Dealer Manager will reallow to certain broker-dealers in the soliciting group formed by the Dealer Manager solicitation fees of 1.875% of the Subscription Price for Shares issued pursuant to the Rights Offering as a result of their selling efforts, subject to a maximum. The Fund has agreed to indemnify the Dealer Manager against certain liabilities including liabilities under the Securities Act of 1933 and the Investment Company Act of 1940.

The Dealer Manager may purchase unsubscribed for Shares at the Subscription Price less a 3.75% discount and may resell such Shares to broker-dealers that are members of a selling group at the Subscription Price less a selling concession not in excess of 1.50%. The Dealer Manager may allow, and the selling members may reallow, a concession of not more than 0.50% to other brokers and dealers. See “Distribution Arrangements.”

(3)	Expenses incurred by the Fund in connection with the Offering which are estimated to be $431,050. Amounts received by check prior to the Expiration Date will be deposited in a segregated interest-bearing account pending allocation and distribution of Shares. Interest on subscription monies will be paid to the Fund regardless of whether Shares are issued by the Fund.

In connection with this Offering, the Dealer Manager may effect transactions which stabilize or maintain the market price of the Rights and the Shares of the Fund at levels above those which might otherwise prevail in the open market. Such transactions may be effected on the NYSE or otherwise. Such stabilizing, if commenced, may be discontinued at any time.

MBIA Capital Management Corp. (the “Adviser”) serves as the Fund’s investment adviser. The Adviser’s parent company, MBIA, Inc. and its affiliates (“Affiliated Parties”) may purchase additional Shares through the Primary Subscription and the Over-Subscription Privilege in such manner and on the same terms as other shareholders.

i

ii

iii

PROSPECTUS SUMMARY

This summary highlights some information that is described more fully elsewhere in this prospectus. The summary may not contain all of the information that is important to you. To understand the Offering fully you should read the entire document carefully, including the risk factors.

Purpose and Summary of the Offering

The Board of Trustees of the Fund (the “Board”) has determined that it would be in the best interests of the Fund and its existing shareholders to increase the assets of the Fund so that the Fund may be in a better position to take advantage of investment opportunities that may arise. In addition, the Board believes that increasing the size of the Fund may lower the Fund’s expenses as a proportion of average net assets because the Fund’s fixed costs would be spread over a larger asset base. There can be no assurance, however, that an increase in the size of the Fund will lower the Fund’s expense ratio. The Board also believes that a larger number of outstanding Shares and a larger number of beneficial owners of Shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of Shares on the NYSE. The Rights Offering seeks to reward existing shareholders by giving them the right to purchase additional Shares at a price below NAV on the Pricing Date without incurring any customary brokerage commissions or other transaction charges. The distribution to shareholders of transferable rights, which themselves may have intrinsic value, will also afford non-subscribing shareholders the potential of receiving a cash payment upon the sale of such rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests in the Fund. See “Purpose of the Offering” below. The Board has discussed at length with the Adviser and others the details of a proposed rights offering and has approved a transferable rights offering, the substantive terms of which would permit shareholders to acquire one new Share of the Fund for each three Rights held (i.e., a one-for-three rights offering) for a subscription price equal to 86% of NAV on the Pricing Date. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist but there is no assurance that a market for the Rights will develop.

Important Terms of the Rights Offering

Total number of Shares available for Primary Subscription and pursuant to the Over-Subscription Privilege	1,650,893
Number of Rights you will receive for each outstanding Share you own on the Record Date	One Right for every one Share*
Number of Shares you may purchase with your Rights at the Subscription Price per Share	One Share for every three Rights**
Subscription Price	86% of the NAV on the Pricing Date
Estimated Subscription Price	$[ ]

*	The number of Rights to be issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by three.

**	Shareholders will be able to acquire additional Shares pursuant to the Over-Subscription Privilege in certain circumstances.

Important Dates for the Rights Offering

Record Date	July 15, 2009
Subscription Period	July 15, 2009 to August 7, 2009*
Expiration Date	August 7, 2009*
Pricing Date	August 7, 2009*
Subscription Certificate and Payment of Shares Due**	August 7, 2009*
Notice of Guaranteed Delivery Due**	August 7, 2009*
Confirmation to Participants	August 19, 2009*
Final Payment of Shares (if any) Due(***)	September 2, 2009*

*	Unless the Rights Offering is extended to a date no later than August 21, 2009.

**	Record Date Shareholders (defined below) exercising Rights must deliver to the Subscription Agent by the Expiration Date either (i) the Subscription Certificate together with the estimated payment, or (ii) a Notice of Guaranteed Delivery. If a Notice of Guaranteed Delivery is provided, the Subscription Certificate must be received by the Subscription Agent on or before August 12, 2009.

***	Additional amounts may be due at settlement for additional Shares purchased upon exercising Rights because the Estimated Subscription Price may be less than the actual Subscription Price. See “The Rights Offering — Payment for Shares.”

Key Elements of the Rights Offering

One-for-three Offering	The Rights Offering will give shareholders on the Record Date (“Record Date Shareholders”) the “right” to purchase one new Share for every three Rights received. Amounts not divisible by three will be rounded up to allow the purchase of one whole Share. For example, if you own 100 Shares on the Record Date, you will receive 102 Rights entitling you to purchase 34 new Shares of the Fund. Shareholders will be able to exercise all or some of their Rights. However, shareholders who do not exercise all of their Rights will not be able to participate in the Over-Subscription Privilege. See “Over-Subscription Privilege” below.

Transferable Rights	The Rights issued in the Rights Offering will be “transferable,” will be traded on the NYSE, and will afford non-subscribing shareholders the option of selling their Rights on the NYSE or through the Subscription Agent. Selling the Rights allows a non-exercising shareholder (i.e., a shareholder who does not wish to purchase additional Shares) the ability to offset some of the economic dilution that would otherwise occur. See “Risk Factors and Special Considerations - Dilution” for a further discussion. In contrast, in a non-transferable rights offering (i.e., an offering where the rights cannot be traded), non-exercising shareholders would experience full economic dilution. There can be no assurance that a liquid trading market will develop for the Rights or that the price at which such Rights trade will approximate the amount of economic dilution otherwise realized by a non-exercising shareholder. The period during which Rights will trade will be limited and, upon expiration of the Subscription Period the Rights will cease to trade and will have no residual value.

Subscription Price	New Shares issued upon exercise of Rights will be sold at a price equal to 86% of the NAV on the expiration of the Subscription Period. The Subscription Price will include the sales load charged by the

Dealer-Manager for its marketing and soliciting services rendered in connection with the Offering.

Over-Subscription Privilege	If all of the Rights initially issued are not exercised by Record Date Shareholders, any unsubscribed Shares will be offered to other Record Date Shareholders who have fully exercised the Rights initially issued to them and who wish to acquire additional Shares (the “Over-Subscription Privilege”). If registered Shares are insufficient to honor all over-subscriptions, the available Shares will be allocated pro-rata among those who over-subscribe based on the number of Rights originally issued to them. Affiliates of the Fund and Adviser (defined below) may or may not exercise their Over-Subscription Privilege. If these affiliates fully exercise their Over-Subscription Privilege, under certain circumstances (e.g., low shareholder participation in the Rights Offering, the trading of the Rights and the Over-Subscription Privilege), these affiliates could substantially increase their percentage ownership in the Fund at an advantageous price.

Method for Exercising Rights	Except as described below, subscription certificates evidencing the Rights (“Subscription Certificates”) will be sent to Record Date Shareholders or their nominees. If you wish to exercise your Rights, you may do so in the following ways:

Notice of Guaranteed Delivery and Subscription Certificate (with payment) sent separately. If, prior to 5:00 p.m., Eastern Time, on the Expiration Date, the Subscription Agent shall have received a notice of guaranteed delivery (“Notice of Guaranteed Delivery”) by telegram or otherwise, from a bank or trust company or a NYSE member firm guaranteeing delivery of (i) payment of the Estimated Subscription Price of $[ ] per Share for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate, the subscription will be accepted by the Subscription Agent. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate is received by the Subscription Agent prior to 5:00 p.m., Eastern Time, on the third Business Day after the Expiration Date. A fee may be charged for this service.

Subscription Certificate sent with Payment. Alternatively, a shareholder can, together with the properly completed and executed Subscription Certificate, send payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, to the Subscription Agent based on the Estimated Subscription Price of $[ ] per Share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date. Payment pursuant to this method must be in United States dollars by money order or check drawn on a bank located in the United States and must be payable to “Rivus Bond Fund”.

For purposes of this prospectus, a “Business Day” shall mean any day on which trading is conducted on the NYSE. Rights holders will have no right to rescind a purchase after the Subscription Agent has received the Subscription Certificate or Notice of Guaranteed Delivery. See “The Rights Offering — Method of Exercising Rights” and “The Rights Offering — Payment for Shares.” The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest bearing account at Eastern Bank pending distribution of the Shares from the Rights Offering. All interest will accrue to the benefit of the Fund and investors will not earn interest on payments submitted. It is anticipated that any portion of shareholder payments not used will be returned by the Subscription Agent within ten (10) Business Days after the Confirmation Date.

Shareholder inquires should be directed to Georgeson Inc. (the “Information Agent”) at (888) 293-6908.

Sale of Rights	The Rights are transferable until the Expiration Date and will be admitted for trading on the NYSE. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last Business Day prior to the Expiration Date. The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent on or before 4:00 p.m. Eastern Time August 6, 2009, one Business Day prior to the Expiration Date, due to normal settlement procedures. Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter will be conducted on a regular way basis until and including the last Business Day prior to the Expiration Date. Shares will begin trading ex-Rights two Business Days prior to the Record Date. Trading “ex-Rights” means that Shares traded at such time will not carry with them the benefit of the Rights to be issued in the Rights Offering. If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the NYSE. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the price actually received by the Subscription Agent on the day the Rights are sold. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights.

Shareholders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial advisor or the financial press.

Offering Fees and Expenses	The Fund has agreed to pay the Dealer Manager a fee for its marketing and soliciting services equal to an aggregate of 3.75% of the aggregate Subscription Price for the Shares issued pursuant to the Rights Offering. The Dealer Manager will reallow to certain broker-dealers in the soliciting group formed by the Dealer Manager solicitation fees of 1.875% of the Subscription Price for Shares issued pursuant to the Rights Offering as a result of their selling efforts, subject to a maximum.

The Dealer Manager may purchase unsubscribed for Shares at the Subscription Price less a 3.75% discount and may resell such Shares to broker-dealers that are members of a selling group at the Subscription Price less a selling concession not in excess of 1.50%. The Dealer Manager may allow, and the selling members may reallow, a concession of not more than 0.50% to other brokers and dealers as described in this prospectus. Other offering expenses incurred by the Fund are estimated at $431,050 which includes up to $150,000 that may be paid to the Dealer Manager as partial reimbursement for its expenses relating to the Offering.

Restrictions on Foreign Shareholders	Subscription Certificates will only be mailed to Record Date Shareholders on the Record Date whose addresses are within the United States (other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offering either in part or in full should contact the Subscription Agent, The Colbent Corporation, by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. The Fund will determine whether the Offering may be made to any such shareholder. If the Subscription Agent has received no instruction by such date, the Subscription Agent will attempt to sell all Rights and remit the actual proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the price actually received by the Subscription Agent on the day the Rights are sold.

Use of Proceeds	The net proceeds of the Offering are estimated to be approximately [ ]. This figure is based on the Estimated Subscription Price per Share of $[ ] and assumes all Shares offered are sold and that the expenses related to the Offering estimated at approximately $431,050 are paid. The Adviser anticipates that it will take no longer than three months for the Fund to invest these proceeds in accordance with its investment objective and policies under current market conditions. Pending investment, the proceeds will be invested in short-term debt instruments. See “Use of Proceeds” below.

Information Regarding the Fund

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and organized as a Delaware statutory trust. The Fund was initially organized as a Delaware corporation on June 7, 1971 and converted to a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 13, 2006. Its investment objective is to seek a high rate of return, primarily from interest income and trading activity from a portfolio principally consisting of debt securities. It will seek capital appreciation and gain principally by purchasing debt securities at prices the Adviser believes are below their intrinsic value. The Fund will also look to benefit from trading securities to optimize risk-adjusted yields in the Fund. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt securities. The Fund may invest up to 25% of its assets in below investment grade securities (also known as “junk bonds”), and may, but has no current plans to, borrow funds to purchase securities. See “Investment Objective and Policies.” No assurance can be given that the Fund’s investment objective will be achieved. As of July 10, 2009, the Fund had 4,907,678 Shares outstanding. Shares trade on the NYSE under the symbol “BDF.” The average weekly trading volume of the Shares on the NYSE during the six months ended June 30, 2009 was 55,806 Shares. As of July 10, 2009, the aggregate net assets of the Fund were approximately $[     ] million.

The Fund’s annual portfolio turnover rate during fiscal years ended March 31, 2009, 2008, and 2007 was approximately 21.46%, 17.25%, and 25.90%, respectively. The Adviser may trade securities actively, which could increase the Fund’s transaction costs (thus lowering performance) and increase your taxable distributions. The Fund will engage in short-term trading if it believes a transaction, net of costs (including custodian charges and brokerage commissions, if any), will result in improving the appreciation potential or income of its portfolio. Most of the Fund’s transactions are expected to be affected in the over-the-counter market directly with market markers acting as principal and will not involve the payment of any brokerage commissions.

Information Regarding the Adviser

MBIA Capital Management Corp. (the “Adviser”) acts as the investment adviser to the Fund. The Adviser’s officers and employees have substantial experience in evaluating and investing in debt securities. The Fund pays the Adviser from the Fund’s assets each month an investment advisory fee at an annualized rate of 0.50% of the first $100 million of the net asset value of the Fund on the last day of each month and 0.40% of the net asset value of the Fund on the last day of such month in excess of $100 million. See “Management of the Fund — Investment Adviser.”

Risk Factors and Special Considerations

Dilution	If you do not exercise all of your Rights, you will likely own a smaller proportional interest in the Fund when the Rights Offering is over (i.e., proportional dilution). In addition, whether or not you exercise your Rights, because the Subscription Price (and net proceeds to the Fund) will be below the Fund’s NAV per Share on the Expiration Date the per Share NAV of your Shares will be diluted (reduced) immediately as a result of the Offering (i.e., economic dilution). For example, assuming that all Rights are exercised, that the Fund’s NAV on the Expiration Date is $[ ] (which was the NAV on July 10, 2009), and that the Subscription Price is $[ ] per share (which was 86% of the NAV on July 10, 2009), the Fund’s NAV on this date would be reduced by approximately $[ ] per share, after giving affect to Dealer Manager fees and other offering expenses. See “Risk Factors and Special Considerations — Dilution,” on page 31 herein.

Discount From NAV	Shares of closed-end funds frequently trade at a market price that is below their NAV. This is commonly referred to as “trading at a discount.” This characteristic of Shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s NAV may decrease. Recently, the Fund’s Shares have traded at substantial discounts to NAV. See “Share Price Data” on page 11 for historic information on the Fund’s trading discounts. The risk of purchasing Shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their Shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. NAV will be reduced following the offering by the amount of offering costs paid by the Fund. See “Risk Factors — Risk of Market Price Discount From Net Asset Value.”

Fixed Income Investment Risk	Changes in interest rates will cause the value of securities held in the Fund’s portfolio to vary inversely to changes in prevailing interest rates. Interest rate changes have a greater effect on the price of fixed income securities that have longer durations. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose 1%. If, however, a security is held to maturity, no gain or loss will be realized as a result of changes in prevailing rates. The value of these securities will also be affected by general market and economic conditions and by the creditworthiness of the issuer. Fluctuations in the value of the Fund’s securities will cause concomitant fluctuations in the NAV per Share of the Fund. See “Investment Objectives and Policies — Investment Policies — General.”

Below Investment Grade Securities Risk	The Fund may invest up to 25% of its total assets in debt securities rated Ba or B by Moody’s Investor Service, Inc. (“Moody’s”) or BB or B by Standard & Poor’s Corporation (“Standard & Poor’s”) at the time of purchase or in unrated securities of comparable quality. The Fund may also invest no more than 10% of its total assets in debt securities rated B by Moody’s or Standard & Poor’s at the time of purchase or in unrated securities of comparable quality. Securities rated below Ba by Moody’s or below BB by Standard & Poor’s are commonly known as “high yield securities” and sometimes as “junk bonds.” High yield (“junk”) bonds involve substantial risk of loss and are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and those securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

• increased price sensitivity to changing interest rates and to a deteriorating economic environment;

• greater risk of loss due to default or declining credit quality;

• adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

• if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, which may last for a significant period of time

Current adverse economic conditions are more likely to lead to a weakened capacity of high yield issuers to make principal payments and interest payments when compared with investment grade issuers. The Adviser expects the default rate of high yield issuers to increase meaningfully from the recent past. However, the Adviser believes that current spreads on bonds of high-yield issuers should compensate investors for the risk of increased default rates. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security or securities. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under those circumstances, may be less than the prices used in calculating the Fund’s NAV. See “Risk Factors — High Yield Securities Risk.”

FEE TABLE

Shareholder Transaction Expenses
Sales Load (as a percentage of the offering price)(1)	3.75%
Expenses of the Offering (as a percentage of offering price)(2)	1.74%
Dividend Reinvestment Plan Fees	None
Annual Fund Expenses (as a percentage of net assets attributable to Shares)(3)
Management Fees(4)	0.49%
Other Expenses	0.32%
Total Annual Expenses	0.81%

(1)	The Fund has agreed to pay the Dealer Manager a fee for its marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for Shares issued pursuant to the Offering. The Dealer Manager will reallow to broker-dealers included in the soliciting group to be formed and managed by the Dealer Manager, solicitation fees equal to 1.875% of the subscription price per Share for each Share issued pursuant to the Rights Offering as a result of their soliciting efforts, subject to a maximum.

The Dealer Manager may purchase unsubscribed for Shares at the Subscription Price less a 3.75% discount and may resell such Shares to broker-dealers that are members of a selling group at the Subscription Price less a selling concession not in excess of 1.50%. The Dealer Manager may allow, and the selling members may reallow, a concession of not more than 0.50% to other brokers and dealers.

(2)	These costs include those incurred in connection with this Offering, which are estimated at $431,050 or approximately 1.84% of the total estimated net proceeds of the offer. These fees and expenses will be borne by the Fund and indirectly by all of the Fund’s shareholders, including those shareholders who do not exercise their rights.

(3)	Amounts are based on estimated amounts for the Fund’s current fiscal year after giving effect to anticipated net proceeds of the Offering assuming that all of the Rights are exercised.

(4)	The Fund pays the Adviser an annual fee of 0.50% on the first $100 million of the Fund’s month-end net assets, and 0.40% on assets in excess of $100 million.

The purpose of the above table is to assist investors in understanding the various costs and expenses that an investor will bear directly or indirectly.

Example

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years

$63	$79	$97	$150

This example should not be considered a representation of past or future expenses or rate of return.  For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund — Expenses of the Fund” in this prospectus and the SAI.

FINANCIAL HIGHLIGHTS

The table below sets forth selected financial data for a Share outstanding throughout each period presented. The financial highlights as of or for each annual period presented have been audited by Tait, Weller & Baker LLP, as stated in their report, which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into or are included in the SAI. The table below contains per Share operating performance data, total investment returns, ratios to average net assets and other supplemental data.

	Year Ended March 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$19.01	$20.01	$19.72	$20.62	$21.31

Net investment income(1)	1.06	1.10	1.09	1.10	1.14
Net realized and unrealized gain/(loss) on investments (1)	(3.29)	(0.95)	0.35	(0.85)	(0.59)

Total from investment operations	(2.23)	0.15	1.44	0.25	0.55

Less Distributions:
Dividends from net investment income	(1.15)	(1.15)	(1.15)	(1.15)	(1.14)
Distributions from tax return of capital	—	—	—	—	(0.11)

Total distributions	(1.15)	(1.15)	(1.15)	(1.15)	(1.25)

Net asset value, end of period	$15.63	$19.01	$20.01	$19.72	$20.62

Per Share market price, end of period	$13.77	$17.14	$18.30	$17.75	$18.26

Total Investment Return(1)
Based on market value	(13.62)%	(0.10)%	9.93	3.52%	0.22%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$76,720	$93,282	$98,197	$96,759	$101,181
Ratio of expenses to average net assets	1.21%	0.88%	1.00%	0.90%	0.89%
Ratio of net investment income to average net assets	6.18%	5.66%	5.57%	5.42%	5.43%
Portfolio turnover rate	21.46%	17.25%	25.90%	24.33%	6.78%
Number of Shares outstanding at end of period (in 000’s)	4,908	4,908	4,908	4,908	4,908

(1)	Total investment return is calculated assuming a purchase of Shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

THE FUND

Rivus Bond Fund is a diversified, closed-end management investment company organized as a Delaware statutory trust and was formed on June 7, 1971. The Fund was initially organized as a Delaware corporation on June 7, 1971 and converted to a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 13, 2006. The Fund’s investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. It will seek capital appreciation and gain by purchasing debt securities at prices that the Adviser believes are below their intrinsic value. The Fund will also look to benefit from trading securities to optimize the risk adjusted yields in the Fund. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt securities. The Fund may invest up to 25% of its assets in below investment grade securities (also known as “junk bonds”), and may, but has no current plans to, borrow funds to purchase securities. See “Investment Objective and Policies.” No assurance can be given that the Fund’s investment objective will be achieved.

As of July 10, 2009, the Fund had 4,907,678 Shares outstanding. Shares are publicly held and are listed and traded on the NYSE under the symbol “BDF.” The average weekly trading volume of the Shares on the NYSE during the six months ended June 30, 2009 was 55,806 Shares. As of July 10, 2009, the aggregate net assets of the Fund were approximately $[     ] million, the NAV was $[     ], the Share price was $[     ], and the discount was [     ]%. Historically, Shares have traded at a discount to its NAV.

The following table sets forth, for the periods indicated, the high and low closing sales prices for the Shares on the NYSE, the NAVs per Share that immediately preceded the high and low closing sales prices, and the discount or premium that each sales price represented as a percentage of the preceding NAV:

Share Price Data1

					NAV
	High	NAV Preceding		Low	Preceding	Discount
Quarter	Closing	High Sales	Discount	Closing	Low Sales	as % of
Ended	Sales Price	Price	as % of NAV	Sales Price	Price	NAV

06/30/09	$15.99	$17.59	9.096%	$13.50	$15.63	13.628%
03/31/09	$15.87	$16.39	3.173%	$13.17	$15.45	14.757%
12/31/08	$14.81	$15.96	7.206%	$9.93	$16.24	38.855%
09/30/08	$16.72	$18.15	7.879%	$13.75	$17.84	22.926%
06/30/08	$17.75	$19.08	6.971%	$16.77	$18.62	9.936%
03/31/08	$18.19	$19.39	6.189%	$16.87	$18.97	11.070%
12/31/07	$18.04	$19.65	8.193%	$16.97	$19.53	13.108%
09/30/07	$18.14	$19.64	7.637%	$16.48	$19.35	14.842%
06/30/07	$18.58	$19.88	6.539%	$17.56	$19.50	9.949%
03/31/07	$18.45	$19.72	6.440%	$17.89	$19.64	8.910%
12/31/06	$18.26	$19.90	8.241%	$17.76	$19.57	9.245%
09/30/06	$18.25	$19.90	8.291%	$16.71	$19.34	13.599%
06/30/06	$17.72	$19.72	10.142%	$16.82	$19.17	12.259%

1 Prior to March 24, 2008, the NAV was calculated on a weekly basis. Subsequent to March 24, 2008, the NAV is calculated on a daily basis.

THE OFFERING

Terms of the Offering

The Fund is issuing to its holders of Shares on the Record Date (“Record Date Shareholders”) Rights to subscribe for additional Shares. Each Record Date Shareholder will receive one transferable Right for each Share owned on the Record Date. The Rights entitle the holder to acquire one Share at the Subscription Price for every three Rights held. The number of Rights to be issued to a Record Date Shareholder will be rounded up to the nearest number of Rights evenly divisible by three. In the case of Shares held of record by Cede & Co. (“Cede”), as nominee for The Depository Trust Company, or any other depository or nominee (which may be the case if you hold your Shares in street name), the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on July 23, 2009 written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the period which commences on July 15, 2009, and ends at 5:00 p.m., Eastern Time, on August 7, 2009 (the “Subscription Period”), unless extended by the Fund to a date not later than August 21, 2009, at 5:00 p.m., Eastern Time. See “Expiration of the Rights Offering” below. The right to acquire one additional Share for every three Rights held during the Subscription Period at the Subscription Price is hereinafter referred to as the “Primary Subscription.”

In addition, any Record Date Shareholder who fully exercises all Rights initially issued to him, her or it is entitled to subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription (the “Over-Subscription Privilege”). For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Rights Offering, broker-dealers whose Shares are held of record by Cede, as nominee for The Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under “Over-Subscription Privilege.” Holders of Rights who are not Record Date Shareholders may purchase Shares in the Primary Subscription, but are not entitled to subscribe for Shares pursuant to the Over-Subscription Privilege.

Officers of the Adviser have indicated to the Fund that the Affiliated Parties, as Record Date Shareholders, have been authorized to purchase Shares through the Primary Subscription and the Over-Subscription Privilege to the extent the Shares becomes available to them in accordance with the Primary Subscription and the allotment provisions of the Over- Subscription Privilege. Such over-subscriptions by the Affiliated Parties may disproportionately increase their already existing ownership resulting in a higher percentage ownership of outstanding Shares of the Fund. Any Shares acquired in the Rights Offering by the Affiliated Parties as “affiliates” of the Fund, as that term is defined under the Securities Act of 1933 (the “Securities Act”), may only be sold in accordance with Rule 144 under the Securities Act or another applicable exemption or pursuant to an effective registration statement under the Securities Act. In general, under Rule 144, as currently in effect, an “affiliate” of the Fund is entitled to sell, within any three-month period, a number of Shares that does not exceed the greater of 1% of the then outstanding Shares or the average weekly reported trading volume of the Shares during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from the sale of Shares so acquired, if the Shares are held for a period of less than six months, will be returned to the Fund.

Rights will be evidenced by certificates (“Subscription Certificates”). The number of Rights issued to each Record Date Shareholder will be stated on the Subscription Certificate delivered to the holder. The method by which Rights may be exercised and Shares paid for is set forth below in “Method of Exercising Rights” and “Payment for Shares.” A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See “Payment for Shares” below. Shares of beneficial interest issued pursuant to an exercise of Rights will be listed and available for trading on the NYSE.

The Rights are transferable until the Expiration Date and have been admitted for trading on the NYSE. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and sold through the Subscription Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days before the Record Date and may be conducted until the close of trading on the last Business Day prior to the Expiration Date. Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter will be conducted on a regular way basis until and including the last Business Day prior to the Expiration Date. The method by which Rights may be transferred is set forth below in “Method of Transferring Rights.” The underlying Shares will also be admitted for trading on the NYSE.

After the expiration of the Subscription Period, the Dealer Manager may offer Shares not subscribed for to the public at the Subscription Price or to other dealers at the Subscription Price less a selling concession.

Purpose of the Offering

The Board of Trustees of the Fund (the “Board”) has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment. In order to assist the Board in making such determination, it consulted with the Adviser and representatives of the Dealer Manager to help it identify and analyze the factors the Board should consider in making its determination and to provide recommendations regarding the structure, timing and terms of an offering.

In considering the authorization to conduct the Rights Offering, the Board of Trustees deliberated extensively on the potential ownership dilution to be experienced by partially or non-participating shareholders and possible net asset value dilution to be experienced by all shareholders and the increase of the Adviser’s compensation as a result of the Rights Offering. In addition to these factors, the Board also considered: (i) the current market price of the Fund’s shares and the fact that they consistently trade at a price below the Fund’s NAV per share; (ii) the increased assets to be available upon completion of the offer for making additional investments consistent with the Fund’s investment objective; (iii) the terms and expenses in connection with the offer relative to other alternatives for raising capital, including fees payable to the dealer manager; (iv) the size of the offer in relation to the number of shares outstanding; (v) the potential changes to the market price of the Fund’s shares, both before and after the announcement of the offer; and (vi) the general condition of the securities markets. Based on the Board’s consideration of these factors and others, the Board concluded in good faith that the offer would result in a net benefit to the Fund’s existing shareholders.

To assist in determining that this offer is in the best interest of the Fund and its shareholders, the Board consulted with the Dealer Manager. The Adviser and Dealer Manager provided the Board with financial advisory, marketing and soliciting services relating to this offer, including advice with respect to the structure, timing and terms of the offer. In this regard, the Board considered, among other things, using a fixed pricing versus a variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable offering, the effect on the Fund if the Offering is not fully subscribed and the experience of the Dealer Manager in conducting such offerings.

Among the numerous reasons for the Fund’s conducting the Offering, management has emphasized the following two primary reasons:

Taking Advantage of Investment Opportunities:  As of the date of this prospectus, the Fund is fully invested in accordance with its investment objective. The increase in yield spreads of investment grade and high yield fixed income securities against U.S. Treasuries affords an attractive opportunity for fixed income investment. For example, the Option Adjusted Spread (“OAS”) on the Barclays Capital U.S. Corporate Investment Grade Index over U.S. Treasuries has risen from a low of 1.81% on December 31, 2007 to 3.06% on June 30, 2009. Over the same period, yields on the benchmark 10-year U.S. Treasury notes have fallen from 4.02% to 3.53% and yields on 30-year U.S. Treasury bonds have fallen from 4.45% to 4.33%. Similarly, the OAS on the Barclays Capital High Yield Index over U.S. Treasuries rose from 5.69% on December 31, 2007 to 9.45% on June 30, 2009. The rise in spreads increases the yield advantage of investment grade and high yield fixed income securities compared to U.S. Treasuries while mitigating the potential principal loss from the risk of rising interest rates going forward.

During the recent past, the high stress in the credit and money markets has resulted in a substantial increase in spreads for investment grade and high yield fixed income securities despite generally sound corporate balance sheets and liquidity. Spreads on investment grade and high yield fixed income securities have narrowed since March 31, 2009 as investors’ risk aversion has declined but remain at historically wide levels. The Adviser believes that the current wide spreads will continue to narrow over time as the overall economy improves with the help of continuing and potential future fiscal and monetary interventions although the Adviser recognizes that the market will likely exhibit continued volatility. The Adviser believes that this spread narrowing in investment grade and high yield fixed income securities will generate attractive returns for investors.

Generally, the Adviser believes that higher spreads and more attractive relative characteristics of higher yielding sectors makes commitment of additional funds, at this time, an attractive opportunity for shareholders.

Spreading Expenses Across More Assets.  As a fund’s assets increase, the fixed costs are spread across a larger asset base, thus resulting in a lower expense ratio (i.e., the ratio of expenses to fund assets). This is because all funds have certain fixed costs (e.g., fidelity bonds, insurance, legal, accounting and printing costs, etc.) which are not charged in proportion to the fund’s size. The opposite occurs as a fund’s assets decrease, that is, the fixed costs are spread across a smaller asset base thus resulting in a higher expense ratio.

The current actual expense ratio (“Current Actual Expense Ratio”) is estimated by management to be 0.91% on an annualized basis based on total current net assets of approximately $86.5 million (as of June 30, 2009). Fees paid to the Adviser comprise 0.50% of this Current Actual Expense Ratio, and this percentage is expected to lower to 0.49% as a result of increased assets pursuant to the Offering. The remaining component of the Current Actual Expense Ratio (i.e., 0.41%) consists primarily of expenses charged as a fixed-dollar amount (e.g., legal fees, customary proxy related expenses, administrative/internal accounting costs and insurance). Since these expenses are not charged on a percentage basis, they do not tend to be significantly affected by increases or decreases in the Fund’s total net assets. Using the actual routine and customary expenses incurred by the Fund during fiscal year ending March 31, 2009, the fixed-dollar expenses totaled $355,000, or 0.41% of current total net assets. This excludes extraordinary expenses of $245,000 incurred during the March 31, 2009 which were one-time non-recurring expenses. It is this fixed-dollar amount that would be spread over the larger asset base from the Offering and thus result in a decrease in the Current Actual Expense Ratio. Assuming that (i) the Subscription Price is $[     ] (i.e., which was 86% of the Fund’s NAV on July 10, 2009), and (ii) the Rights Offering is fully subscribed, the Fund’s estimated expense ratio would be 0.81%. This compares favorably to the Current Actual Expense Ratio of 0.91% — a difference of 0.10% per annum — representing a significant increase in operating efficiency. This difference is much smaller if certain expenses that management does not consider to be typical operating expenses are excluded.

Other reasons supporting the Offering include the following:

Increased Liquidity.  The larger number of Shares outstanding after the Offering should help create a more efficient and active market for the Fund’s Shares and reduce the effect of individual transactions on market price, all of which are believed generally to increase liquidity. In addition, by making the Rights transferable, there is a good probability that the number of shareholders in the Fund will increase after the Offering, which would also increase the likelihood of greater liquidity in the Fund’s Shares.

Better Trade Execution.  Larger funds can buy “in quantity” and can sometimes receive better execution and lower commissions from brokers because of their size.

Retaining Good Investments.  In a closed-end investment company like the Fund, the lack of new capital to invest, generated through the sale of a fund’s securities, limits the fund’s ability to take advantage of new attractive opportunities as they may arise in the future. Rather than sell good investments to free up cash to take advantage of these new opportunities, the Adviser believes that shareholders are better served by raising more cash through the Offering. In addition, this approach, in the long-term, tends to be more tax-efficient by reducing the amount of capital gains realized by the Fund.

Reduced Transaction Costs.  The Rights Offering rewards existing shareholders by providing them an opportunity to purchase additional Shares at a price that is below market value and NAV without the transaction costs that would be associated with open-market purchases or initial public offerings (e.g., brokerage commissions and underwriting fees).

Improving Analyst Coverage.  Increasing the Fund’s size may increase analyst coverage which may in turn stimulate investor interest in the Fund and ultimately result in narrowing and maintaining a narrow discount.

It should be further understood by investors that the Fund’s Adviser will benefit from the Offering because the Adviser’s fee is based on the average net assets of the Fund. See “Management of the Fund.” It is impossible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offering because the proceeds of the Offering will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised and that the Fund receives the maximum proceeds of the Offering, the annual compensation to be received by the Adviser would be increased by approximately $85,000.

Subscription Price

The Subscription Price for the Shares to be issued in the Rights Offering will be equal to 86% of the NAV on the Pricing Date. Management believes that this pricing formula (as opposed to a higher percentage discount or a pre-determined fixed price) will provide an incentive to shareholders (as well as others who might trade in the transferable Rights) to participate in the Offering and limit dilution to shareholders.

Over-Subscription Privilege

If some Record Date Shareholders do not exercise all of the Rights initially issued to them to purchase Shares of the Fund, those Record Date Shareholders who have exercised all of the Rights initially issued to them will be offered, by means of the Over-Subscription Privilege, the right to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Shareholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege.

The method by which the Shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows: Shares of beneficial interest will be available for purchase pursuant to the Over-Subscription Privilege only to the extent that the maximum number of Shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. If the Shares so available (“Excess Shares”) are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional Shares) among those Rights holders exercising the Over-Subscription Privilege, in proportion, not to the number of Shares requested pursuant to the Over-Subscription Privilege, but to the number of Shares held on the Record Date; provided, however, that if this pro rata allocation results in any Rights holder being allocated a greater number of Excess Shares than the Rights holder subscribed for pursuant to the exercise of such Rights holder’s Over-Subscription Privilege, then the Rights holder will be allocated only such number of Excess Shares as such Rights holder subscribed for and the remaining Excess Shares will be allocated among all other Rights holders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:

Holder’s Record Date Position	×	Excess Shares Remaining
Total Record Date Position by All Over-Subscribers

The Fund will offer at a 3.75% discount to the Subscription Price any Shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege to the Dealer Manager. The Dealer Manager may, but is not required, to purchase Shares not subscribed for and resell such Shares to the public at the Subscription Price. The Dealer Manager also may resell such Shares to other dealers at the Subscription Price, less a selling concession.

Expiration of the Rights Offering

The Rights Offering will expire at 5:00 p.m., Eastern Time, on the Expiration Date (August 7, 2009), unless extended by the Fund to a date not later than August 21, 2009, at 5:00 p.m., Eastern Time (the “Extended Expiration

Date”). Rights will expire on the Expiration Date (or Extended Expiration Date as the case may be) and thereafter may not be exercised.

Subscription Agent

The Subscription Agent is The Colbent Corporation, which will receive, for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be $15,000 and reimbursement for all out-of-pocket expenses related to the Offering. Questions regarding the Subscription Certificates should be directed to the Information Agent by one of the methods described below. The Fund reserves the right to accept Subscription Certificates actually received on a timely basis at any of the addresses listed.

(1)	By First Class Mail:	The Colbent Corporation Rivus Bond Fund Rights Offering Att: Corporate Actions PO Box 859208 Braintree, MA 02185-9208
(2)	By Express Mail of Overnight Courier:	The Colbent Corporation Rivus Bond Fund Rights Offering Att: Corporate Actions 161 Bay State Road Braintree, MA 02184
(3)	By Hand:	The Colbent Corporation Rivus Bond Fund Rights Offering Att: Corporate Actions 161 Bay State Drive Braintree, Massachusetts 02184
(4)	By Facsimile:	(Guarantees of Delivery Only): (781) 930-4939

Broker Confirmation number: (781) 930-4900

DELIVERY TO AN ADDRESS OR VIA FACSIMILE OTHER THAN THE ABOVE DOES NOT CONSTITUTE GOOD DELIVERY.

Information Agent

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

The Information Agent for the Offering is:

Georgeson Inc.
199 Water Street, 26th Floor
New York, New York 10038
Toll-Free: (888) 293-6908

or

For banks and brokers: (212) 440-9800

The Information Agent will receive a fee estimated to be $15,000 and reimbursement for out-of-pocket expenses related to the Offering.

Shareholders may also contact their brokers or nominees for information with respect to the Rights Offering.

Method of Exercising Rights

Rights may be exercised by filling in and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under “Payment for Shares.” Rights holders may also exercise Rights by contacting a bank, trust company or NYSE member firm who can arrange, on behalf of the Rights holder, to guarantee delivery of payment and of a properly completed and executed Subscription Certificate. A fee may be charged for this service. Completed Subscription Certificates and full payment for the Shares subscribed for must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”) at one of the offices of the Subscription Agent at the addresses set forth above.

Qualified financial institutions that hold Shares as nominee for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. For purposes of this Prospectus, “Qualified Financial Institution” shall mean a registered broker-dealer, commercial bank or trust company, securities depository or participant therein, or nominee thereof. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owners’ instructions.

Shareholders who are registered holders can choose between either option set forth under “Payment for Shares” below.

Payment for Shares

Payment for Shares shall be calculated by multiplying the Estimated Subscription Price of $[     ] per Share times the sum of (i) the number of Rights held and intended to be exercised in the Primary Subscription, plus (ii) the number of additional Shares for which a shareholder wishes to over-subscribe under the Over-Subscription Privilege. For example, if a shareholder receives 300 Rights and wishes to subscribe for 100 Shares in the Primary Subscription, and also wishes to over-subscribe for 50 additional Shares pursuant to the Over-Subscription Privilege, he, she or it would send in $[     ] x 100 plus $[     ] x 50. Rights holders who wish to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

a. If, prior to 5:00 p.m., Eastern Time, on the Expiration Date, the Subscription Agent shall have received a Notice of Guaranteed Delivery by telegram or otherwise, from a bank or trust company or a NYSE member firm guaranteeing delivery of (i) payment of the Estimated Subscription Price of $[     ] per Share for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate, the subscription will be accepted by the Subscription Agent. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate is received by the Subscription Agent prior to 5:00 p.m., Eastern Time, on the third Business Day after the Expiration Date (the “Protect Period”).

b. Alternatively, a shareholder can, together with the properly completed and executed Subscription Certificate, send payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, to the Subscription Agent based on the Estimated Subscription Price of $[     ] per Share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date.

If the Estimated Subscription Price is greater than the actual Subscription Price, the excess payment will be applied toward the purchase of additional Shares to the extent that there remain unsubscribed Shares available after the Primary and Over-Subscription allocations are completed and a Rights holder desires to purchase additional Shares pursuant to his, her or its Over-Subscription Privilege. To the extent that sufficient unsubscribed Shares are not available to apply all of the excess payment toward the purchase of such additional Shares, available Shares will be allocated in the manner consistent with that described in the section entitled “Over-Subscription Privilege” above. Any excess payment will be refunded to you to the extent that additional Shares are unavailable.

A PAYMENT PURSUANT TO THE SECOND METHOD DESCRIBED ABOVE MUST ACCOMPANY ANY SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

Within five (5) Business Days following the completion of the Protect Period, a confirmation will be sent by the Subscription Agent to each shareholder (or, if the Fund’s Shares on the Record Date are held by a Qualified Financial Institution, to such Qualified Financial Institution). The date of the confirmation is referred to as the “Confirmation Date.” The confirmation will show (i) the number of Shares acquired pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the Subscription Price and total purchase price for the Shares; and (iv) any additional amount payable by such shareholder to the Fund (e.g., if the Estimated Subscription Price was less than the Subscription Price on the Pricing Date) or any excess to be refunded by the Fund to such shareholder (e.g., if the Estimated Subscription Price was more than the Subscription Price on the Pricing Date). Any additional payment required from a shareholder must be received by the Subscription Agent prior to 5:00 p.m., Eastern Time, on the tenth Business Day after the Confirmation Date, and any excess payment to be refunded by the Fund to such shareholder will be mailed by the Subscription Agent within ten (10) Business Days after the Confirmation Date. All payments by a shareholder must be made in United States Dollars by money order or by checks drawn on banks located in the Continental United States payable to “Rivus Bond Fund.”

Whichever of the above two methods is used, issuance and delivery of Shares subscribed for are subject to collection of funds and actual payment pursuant to any notice of guaranteed delivery.

The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest bearing account at Eastern Bank pending distribution of the Shares from the Rights Offering. All interest will accrue to the benefit of the Fund and investors will not earn interest on payments submitted.

YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION AFTER THE SUBSCRIPTION AGENT HAS RECEIVED THE SUBSCRIPTION CERTIFICATE OR NOTICE OF GUARANTEED DELIVERY.

If a holder of Rights who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the Shares purchased by the holder in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.

The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holders, but if sent by mail it is recommended that the Subscription Certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., Eastern Time, on the Expiration Date. Because uncertified personal checks may take at least five Business Days to clear, you are strongly urged to pay, or arrange for payment, by means of a certified or cashier’s check or money order.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Method of Transferring Rights

Sales through Subscription Agent.  Rights holders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent by 4 p.m. Eastern Time on August 6, 2009 (or if the Rights Offering is extended, until a comparable number of Business Days before the final Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale; and the Subscription Agent will remit the proceeds of sale to the Rights holders within 5 days after the Expiration Date to the extent practicable. No brokerage commissions will be charged to holders who elect to direct the Subscription Agent to sell their Rights, and the Fund will pay to the Subscription Agent a one-time fee of $[     ] for a shareholder to sell any or all of his Rights. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the price actually received by the Subscription Agent on the day such Rights are sold. The Subscription Agent will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth Business Day prior to the Expiration Date. Such sales will be made at the price actually received on behalf of the non-claiming shareholders. The Subscription Agent will hold the proceeds from those sales for the benefit of such non-claiming shareholders until such proceeds are either claimed or become subject to escheat. There can be no assurance that the Subscription Agent will be able to complete the sale of any such Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All such Rights will be sold at the market price, if any, on the NYSE.

Other Transfers.  The Rights are transferable and will be admitted for trading on the NYSE. Assuming a market for the Rights exists, the Rights may be purchased and sold through usual brokerage channels until the Expiration Date. In such case, you will need to instruct your broker to sell any unexercised Rights in time for the broker to execute the transaction by the close of trading on the Expiration Date. The Rights evidenced by a single Subscription Certificate may be transferred in whole or in part by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the transferring Rights holder or, if the transferring Rights holder so instructs, to an additional transferee.

Except for the fees charged by the Subscription Agent and Dealer Manager, including the one-time $[     ] fee per shareholder related to sales through the Subscription Agent, all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights and none of such commissions, fees or expenses will be paid by the Fund, the Dealer Manager or the Subscription Agent. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription and the Over-Subscription Privilege may be effected through, the facilities of DTC.

Delivery of Shares

Participants in the Fund’s dividend reinvestment plan will have any Shares that they acquire pursuant to the offer credited to their dividend reinvestment accounts in the plan. Shareholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any shares that they acquire credited to the account of Cede or the other depository or nominee. With respect to all other shareholders, shares acquired will be issued after payment for all the shares subscribed for has cleared, which may take up to 15 days from the date of receipt of the payment.

Foreign Restrictions

Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States. Record Date Shareholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Rights Offering either in part or in full should contact the Subscription Agent by telephone, by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. The Fund will determine whether the Rights Offering may be made to any such shareholder. If the Subscription Agent has received no instruction by the third Business Day prior to the Expiration Date or the Fund has determined that the Rights Offering may not be made to a particular shareholder, the Subscription Agent will attempt to sell all of such shareholder’s Rights and remit the actual proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the price actually received by the Subscription Agent on the day the Rights are sold.

Federal Income Tax Consequences Associated With the Rights Offering

The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Shareholder and a subsequent lapse, exercise or sale of such Rights. The discussion also addresses the significant federal income tax consequences to a holder that purchases Rights in a secondary-market transaction (e.g., on the NYSE). The discussion is based upon applicable current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder and other authorities currently in effect The Code and Treasury Regulations are subject to change or differing interpretations by legislative or administrative action, which may be retroactive. The discussion does not address any state, local or foreign tax consequences of the Rights Offering. Record Date Shareholders and exercising Rights holders are urged and advised to consult their own tax advisors regarding the tax consequences of the Rights Offering, including U.S. federal, state, local or foreign tax consequences, relevant to their particular circumstances.

For purposes of the following discussion, the term “Old Share” shall mean a currently outstanding Share with respect to which a Right is issued and the term “New Share” shall mean a newly issued Share that is received upon the exercise of a Right.

The value of a Right will not be includible in the income of a Record Date Shareholder at the time the Right is issued. The basis of a Right issued to a Record Date Shareholder will be zero, and the basis of the Old Share will remain unchanged, unless either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the Old Share, or (b) such shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the Right a portion of the basis of the Old Share. If either (a) or (b) applies, such shareholder must allocate basis between the Old Share and the Right in proportion to their fair market values on the date of distribution. If made, the election discussed in (b) is effective with respect to all Rights received by a Record Date Shareholder. The election is made by attaching a statement to the Record Date Shareholder’s federal income tax return for the taxable year which includes the Record Date. The basis of a Right purchased in the market will generally be its purchase price. The holding period of a Right issued to a Record Date Shareholder will include the holding period of the Old Share.

No loss will be recognized by a Record Date Shareholder if a Right distributed to such shareholder expires unexercised because the basis of the Old Share may be allocated to a Right only if the Right is exercised or sold. If a Right that has been purchased in the market expires unexercised, the purchaser will recognize a short-term capital loss (if the purchaser holds the Rights as capital assets at the time of their lapse) equal to the basis of the Right.

Any gain or loss on the sale of a Right will be a capital gain or loss if the Right is held as a capital asset (which in the case of Rights issued to Record Date Shareholders will depend on whether the Old Share is held as a capital asset), and will be a long-term capital gain or loss if the holding period is deemed to exceed one year.

No gain or loss will be recognized by a shareholder upon the exercise of a Right, and the basis of a New Share acquired upon exercise will equal the sum of the basis, if any, of the Right and the Subscription Price for the New Share. The holding period for the New Share will begin on the date when the Right is exercised.

Employee and Benefit Plan Considerations

Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and/or plans subject to Section 4975 of the Code including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts (“IRA”) (each a “Benefit Plan” and collectively, “Benefit Plans”), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains prudence and diversification requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan’s exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of Shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans are urged to consult with their own advisors regarding the consequences of their exercise of Rights under ERISA and the Code.

Dividend Distributions

In addition, investors who exercise Rights will be buying Shares shortly before the Fund normally declares taxable quarterly dividends and distributions. This is commonly known as “buying the dividend.” The quarterly dividend and distribution may be taxable to shareholders even though a portion of it effectively represents a return of the purchase price of the Shares bought.

USE OF PROCEEDS

The net proceeds of the Offering, assuming the Offering is fully subscribed, are estimated to be approximately $[     ] million, based on an Estimated Subscription Price of $[     ] per Share, and after deducting expenses related to the Offering estimated at approximately $431,050. The foregoing estimate of the net proceeds of the Offering is based on the NAV of the Fund’s Shares on July 10, 2009. Accordingly, the assumptions and projections contained in this prospectus are subject to change significantly depending on changes in market conditions for the Fund’s Shares and performance of the Fund’s portfolio. The Fund will invest the net proceeds of the Offering in accordance with its investment objective and policies. The Adviser anticipates that the proceeds will be invested promptly as investment opportunities are identified, depending on market conditions and the availability of appropriate securities, and it is anticipated to take not more than approximately three months. Pending investment, the proceeds will be invested in short-term debt instruments.

CAPITALIZATION

The Fund is authorized to issue an unlimited number of Shares of Beneficial Interests, par value of $0.01 per Share. Shares have no preemptive, conversion, exchange or redemption rights. Each Share has equal voting, dividend, distribution and liquidation rights. The Shares outstanding are, and those Shares issuable in the Offering when issued will be, fully paid and non-assessable. Shareholders are entitled to one vote per Share. All voting rights for the election of trustees are non-cumulative, which has the effect of allowing holders of more than 50% of the outstanding Shares, voting for the election of Trustees to elect 100% of the trustees then nominated for election if they choose to do so and, in such event, the holders of the remaining Shares will be unable to elect any trustees. The Fund holds an annual meeting of shareholders each fiscal year. The foregoing description is subject to the provisions contained in the Fund’s Declaration of Trust and Bylaws.

The following chart shows the number of Shares authorized and outstanding as of June 30, 2009:

Amount Outstanding
		Amount Held by	Exclusive of Amounts
	Amount	Registrant or for	Held by Registrant
Title of Class	Authorized	its Account	or for its Account

Shares of Beneficial Interest, 0.01 par value	Unlimited	None	4,907,678

Repurchase of Shares of Beneficial Interest

Shares of closed-end investment companies often trade at a discount to their NAV, and Shares of the Fund have in the past and may in the future trade at a discount to their NAV. The market price of Shares of the Fund is determined by such factors as relative demand for and supply of such Shares in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund. Although the Fund’s shareholders do not have the right to require the Fund to redeem their Shares, the Fund may take action, from time to time, to repurchase its Shares in the open market or make tender offers for its Shares at its NAV. This may, but will not necessarily, have the effect of reducing any market discount from NAV. Because the Fund has never repurchased its Shares and has no present intention to do so, the Board has not established procedures and criteria applicable to repurchases of shares by the Fund.

MANAGEMENT OF THE FUND

Board of Trustees

The Board is responsible for overseeing the overall management and operations of the Fund. The SAI contains additional information about the Fund’s trustees. Subject to the general supervision of the Board, the Adviser manages the Fund’s portfolio, makes decisions with respect to and places orders for all purchases and sales of the Fund’s securities, and maintains records relating to such purchases and sales.

A discussion of the basis for the Board’s approval of the investment advisory agreement for the Fund is available in the semi-annual report to shareholders for the period ended September 30, 2008.

Investment Adviser and Portfolio Management

Investment Adviser.  The Fund is advised by MBIA Capital Management Corp. (the “Adviser”), whose principal business address is 113 King Street, Armonk, New York 10504. The Adviser has been providing advisory services to the Fund since June 2005. As of December 31, 2008, the Adviser had a total of $43.6 billion in assets under management. The Adviser serves as an investment adviser to pension funds, endowments, local government entities, insurance companies and several other investment companies. The Adviser is a wholly-owned subsidiary of MBIA, Inc., a Connecticut corporation, whose common stock is a publicly traded on the NYSE under the symbol “MBI.” MBIA, Inc., through its subsidiaries, is in the business of providing financial guarantee insurance and investment management and financial services to public finance clients and financial institutions on a global basis.

Pursuant to an advisory agreement (the “Advisory Agreement”) with the Fund dated as of October 31, 2005, the Adviser manages the investment and reinvestment of the Fund’s assets, and administers the Fund’s affairs, subject to the direction of the Fund’s Board and officers. As compensation for its services, the Adviser is entitled to a fee equal to, on an annual basis, 0.50% on the first $100 million of the Fund’s month end net assets and 0.40% on the excess. On September 10, 2008, the Board, including those persons who are interested persons and a majority of the trustees who are not parties to the Advisory Agreement or interested persons of such parties (the “Disinterested

Trustees”), approved an extension of the Advisory Agreement through September 2009. At the time of the approval of the latest extension, Mr. W. Thacher Brown, a trustee, was an interested person of the Fund. The Advisory Agreement was last submitted to a vote of the shareholders on September 28, 2005. The Advisory Agreement may be continued annually if approved by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either party without the payment of any penalty on 60 days’ written notice to the other party (1) by the Fund pursuant to action by the Board or upon the vote of a majority of the outstanding voting securities of the Fund; or (2) by the Adviser. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder). See the Fund’s SAI for more information about the Fund’s Investment Advisory Agreement. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the semi-annual period ended September 30,, 2008.

Portfolio Management.

Robert T. Claiborne, CFA, Officer of the Adviser and Vice President of the Fund. Mr. Claiborne has acted as a portfolio manager of the Fund since 2005.

Gautam Khanna, CPA, CFA, Officer of the Adviser and Vice President of the Fund, has acted as a portfolio manager for the Fund since 2005.

Both Mr. Claiborne and Mr. Khanna are principally responsible for the day-to-day management of the Fund’s portfolio.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Fund.

Benefit to the Adviser

The Fund’s Adviser will benefit from the Offering because the Adviser’s fee is based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offering because the proceeds of the Offering will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised and that the Fund receives the maximum proceeds of the Offering, the annual compensation to be received by the Adviser would be increased by approximately $[85,000].

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of Shares and on terms which may or may not be similar to the Offering. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the state in which the Fund is organized, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the Securities and Exchange Commission has interpreted the 1940 Act as not requiring shareholder approval of a rights offering at a price below the then current NAV so long as certain conditions are met, including a good faith determination by a fund’s board of trustees that such offering would result in a net benefit to existing shareholders.

Expenses of the Fund

Except as indicated above, the Fund will pay all of its expenses, including fees of the trustees not affiliated with the Adviser and board meeting expenses; fees of the Adviser and Administrator; interest charges; franchise and other taxes; organizational expenses; charges and expenses of the Fund’s legal counsel and independent accountants; expenses of repurchasing Shares; expenses of issuing any preferred Shares or indebtedness; expenses of issuing shares, shareholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of shareholder meetings; SEC and state registration fees; NYSE listing fees; and fees payable to the National Association of Securities

Dealers, Inc. in connection with this Offering and fees of any rating agencies retained to rate any preferred Shares issued by the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. It will seek capital appreciation and gain principally by purchasing debt securities at prices the Adviser believes are below their intrinsic value. The Fund will also look to benefit from trading securities to optimize the risk adjusted yields in the Fund. The Fund may, but has no current plans to, borrow to obtain investment leverage. There can be no assurance that the Fund will achieve its objective.

Investment Policies — General

The Fund will normally invest at least 80% of its assets in debt securities. Seventy-five percent of the Fund’s assets will be invested in following types of higher quality, non-convertible debt securities (including bonds and debentures):

•	debt securities (with or without attached warrants) rated, at the time of purchase, within the four highest grades as determined by Moody’s (i.e., Aaa, Aa, A or Baa) or Standard & Poor’s (i.e., AAA, AA, A or BBB) (collectively, the “NRSRO Rated Securities”);

•	short-term debt securities (“debentures”) which are not NRSRO Rated Securities, but which are obligations of issuers having, at the time of purchase, any NRSRO Rated Securities and which debentures are considered by the Adviser to have an investment quality comparable to NRSRO Rated Securities;

•	obligations of the United States Government, its agencies or instrumentalities; and

•	bank debt securities (with or without attached warrants) which, although not NRSRO Rated Securities, are considered by the Adviser to have an investment quality comparable NRSRO Rated Securities.

The securities rated Baa by Moody’s or BBB by Standard & Poor’s held in this portion of the Fund’s portfolio have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to result in an issuer of these types of securities having a weakened capacity to make principal and interest payments on such securities than would be the case of issuers with higher rated securities. The ratings criteria described above apply at the time of acquisition of the security. In the event that a security held in this portion of the Fund’s portfolio is downgraded to below Baa or BBB, the Fund will no longer include such security in this portion of the Fund’s portfolio. The Fund does not expect that the value of warrants in this part of its portfolio will often be significant. The Moody’s and Standard & Poor’s descriptions of the various rating categories, including the speculative characteristics of the lower categories, are set forth in Appendix A, “Ratings of Corporate Obligations and Commercial Paper.”

The balance of the Fund’s investments is expected to be principally in debt securities that do not meet the standards described above and in preferred stocks which may be convertible or may be accompanied by warrants or other equity securities. Any securities in this part of the portfolio may be of lower quality and may not be rated by any NRSRO. For a description of the characteristics and risks of such lower-rated debt securities, see “Below Investment Grade Corporate Bonds” below, and “Risk Factors and Special Considerations — Below Investment Grade Securities.” All warrants remaining after sale of the securities to which they were attached and common stocks acquired on conversion or exercise of warrants will be included in this part of the Fund’s portfolio. Any such warrants or common stocks may be held until a long-term holding period has been established for tax purposes, after which they ordinarily will be sold.

The Fund focuses on a relative value strategy. The Fund seeks to identify opportunities to purchase securities with high risk-adjusted yields across various fixed income sectors in order to maintain and increase the Fund’s income, and therefore the Fund’s dividend payment. The Fund’s average duration is expected to be near the duration of the Barclays Capital U.S. Corporate Investment Grade Credit Index which is the Fund’s benchmark. On March 31, 2009, the Fund’s duration was 5.2 years and the duration of the Fund’s benchmark was 5.80 years. The Adviser expects that the Fund’s duration will remain between 4 and 8 years; however, the Fund’s duration may be lengthened or shortened depending on market conditions. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose 1%.

The Fund may purchase securities selling at a premium over or at a discount from their face amount.

When the Adviser believes that market conditions make it appropriate, for temporary, defensive purposes the Fund may invest up to 100% of its assets in cash, high quality short-term money market instruments, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government. When the Fund makes investments for defensive purposes, it may not achieve its investment objective.

U.S. Government Obligations

Obligations of the U.S. Treasury include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund may invest in mortgage pass-through securities and in collateralized mortgage obligations (“CMO”) that are issued or guaranteed by agencies or instrumentalities of the U.S. Government. Mortgage pass-through securities represent interests in an underlying pool of mortgage loans. CMOs are debt obligations or multiclass pass-through certificates backed by mortgage pass-through securities or pools of whole mortgage loans. The investment characteristics of such mortgage-backed securities differ from traditional debt securities. The major differences include the fact that interest payments and principal repayments on such securities are generally made more frequently (usually monthly), and principal generally may be paid at any time because the underlying mortgage loans generally may be prepaid at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors and cannot be predicted with certainty. Prepayment rates on the underlying mortgage loans tend to increase during periods of declining interest rates. If general interest rates also decline, the amounts available for reinvestment by the Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the mortgage-backed securities that were prepaid. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. See “Risk Factors and Special Considerations — Below Investment Grade Securities — Prepayment Risk.” These differences can result in significantly greater price and yield volatility than is the case with traditional debt securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed creditworthy under guidelines approved by the Fund’s Board. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security, and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase agreement obligation, including the interest factor. If the seller were to default on its obligation to repurchase the underlying instrument, the Fund could experience loss due to delay in liquidating the collateral and to adverse market action. Also, it is possible that the Fund may be unable to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by a custodian at all times in an amount at least equal to the repurchase price, including accrued interest, and the Fund will perfect a security interest in such underlying securities.

Short-Term Trading

A technique which the Fund intends to use in seeking its investment objective is short-term trading. The Adviser may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions including, potentially, short-term capital gains. The Adviser anticipates that the Fund will engage in short-term trading depending upon market developments and consistent with the investment objectives and policies of the Fund. The Adviser does not anticipate the portfolio turnover rate to exceed 100%. The Adviser does not expect a material increase in the Portfolio Turnover Rate as a result of investing the proceeds of the Rights Offering. As used herein, “short-term trading” means selling securities held for a short period of time, usually several months, but often less than one month and occasionally less than one day. Short-term trading will be used by the Fund principally in two situations:

Market Developments.  Short-term trading will be used when the Fund sells a security to avoid depreciation in what the Fund anticipates will be a decline in the market prices of debt securities (e.g., when there is a rise in interest rates) or when the Fund purchases a security in anticipation of a rise in the market prices of debt securities (e.g., when there is a decline in interest rates) and later sells such security. Short-term trading of this type involves a continuous evaluation of price levels, the long-term trend of interest rates, interest rates available currently on debt securities, and factors expected to influence interest rates in the near future, such as significant increases or decreases in the overall demand for or supply of debt securities. For example, an unusually large supply might occur when a substantial number of issues are brought to market at or about the same time. The Adviser believes that by continually making these evaluations, it will be able to take advantage of anticipated changes in prices by selling some of the Fund’s debt securities when it anticipates a decline in prices or by purchasing debt securities (possibly with borrowed funds) if it anticipates a rise in prices.

Short-term trading of this type is illustrated by the following examples. If, in the Adviser’s judgment, interest rates are likely to decline and debt security prices likely to rise, the Fund may seek to replace short-term debt securities or debt securities having a relatively high interest rate with long-term debt securities or debt securities selling at a discount from their principal amount if the Adviser believes that, at such times, the prices of such debt securities will appreciate more than the prices of other debt securities. At such times, the Fund may borrow money for the purpose of purchasing securities as discussed in the SAI under “Additional Information About Investment Objective And Policies — Investment Policies — Leverage and Borrowing.” If the Adviser believes that interest rates are likely to increase and debt security prices likely to decline, the Fund may replace long-term or discount debt securities with short-term securities or debt securities selling at or above their call prices if the Adviser believes that, at such times, the prices of such debt securities may depreciate less than the prices of other debt securities.

Of course, if the Adviser’s expectations of changes in interest rates and prices prove to be incorrect, the Fund’s potential capital gains will be reduced or its potential capital losses will be increased.

Yield Spread Disparities.  Short-term trading will also be used when the Fund sells a security and purchases another at approximately the same time in order to take advantage of what the Adviser believes is a temporary disparity in the normal yield relationship between the two securities (the “yield spread disparity”). When the Adviser’s evaluation of two debt securities indicates that the yields available on such securities in relation to each other are not in line with this normal (or expected) relationship, there is said to be a “disparity” in the relationship of the yields of the two securities. The Fund attempts to discover such distorted relationships, to determine that the distortion is temporary, and to make portfolio transactions based upon them, in anticipation that the normal yield relationship between the two securities will be restored (or achieved) and the portfolio will be benefited by the resulting change in prices. In some cases, the Adviser’s evaluation is based upon historical relationships between debt securities, but many factors relating to the current market are also involved in the recognition of yield spread disparities. While yield spread disparities have occurred in the past, there is no assurance that they will continue to occur in the future.

Such trading of debt securities is sometimes referred to as “bond swapping” and will be undertaken even if levels of interest rates on debt securities remain unchanged. Yield spread disparities occur frequently for reasons not directly related to the general movement of interest rates, such as changes in the overall demand for or supply of various types of debt securities, changes in the investment objectives, market expectations or cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

The Adviser believes that, by such portfolio transactions, it may be able to increase the appreciation potential or income of the Fund’s portfolio. Of course, if the Adviser’s evaluations of the normal relationship between the yields of two securities are incorrect, the potential capital appreciation and income of the Fund’s portfolio may be lower than if short-term trading had not been utilized or its potential capital losses may be increased.

Short-term trading will be used principally in connection with higher quality, non-convertible debt securities, which are often better suited for short-term trading because generally the market in such securities is of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short-term trading will be less applicable to convertible securities since such securities will usually be purchased when the Fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

Whether any appreciation or increase in income will be realized by short-term trading will depend upon the ability of the Adviser to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the Fund places a premium upon the ability of the Adviser to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis. To the extent that the Adviser does not accurately evaluate particular securities or anticipate changes in market factors, short-term trading may result in a loss to the Fund.

Below Investment Grade Corporate Bonds

The Fund may invest up to 25% of its total assets (measured at the time of investment) in lower quality debt securities. These debt securities are securities rated Ba or B by Moody’s or BB or B by Standard & Poor’s and unrated securities of comparable quality; provided, however, that the Fund may invest no more that 10% of its total assets in debt securities rated B by Moody’s or Standard & Poor’s or in unrated securities of comparable quality. Lower rated debt securities, also referred to as “junk bonds,” are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. Yields and market values of these bonds will fluctuate over time, reflecting changing interest rates and the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value, regardless of prevailing interest rates. Accordingly, adverse economic developments, including the current recession as well as a substantial period of rising interest rates, may disrupt the high yield bond market, affecting both the value and liquidity of such bonds. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The current national economic downturn could adversely affect the ability of issuers of such bonds to make payments of principal and interest to a greater extent than issuers of higher rated bonds might be affected. The Adviser expects the default rate of high yield issuers to increase materially from the recent past. However, the Adviser believes that current spreads on bonds of high yield issuers should compensate investors for the risk of increased default rates.

When-Issued Securities

The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain a segregated account in an amount sufficient to cover the obligation under the when-issued contract. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its NAV. At the time of delivery of the security, its value may be more or less than the fixed purchase price.

Portfolio Turnover Rate

The Fund’s annual portfolio turnover rate during fiscal years ended March 31, 2009, 2008, and 2007 was approximately 21.46%, 17.25%, and 25.90%, respectively. The turnover rate will depend on a number of factors, including the qualification of the Fund as a regulated investment company under the Code and the number of trading opportunities that occur in which the Fund believes that it can improve the return on its portfolio. The number of such opportunities will be substantially influenced by the general volatility of the bond market and the Fund’s evaluation of its portfolio in relation to unanticipated market movements.

A high turnover rate necessarily involves greater expenses to the Fund. The Adviser may trade securities actively, which could increase the Fund’s transaction costs (thus lowering performance) and increase your taxable distributions. The Fund will engage in short-term trading if it believes a transaction, net of costs (including custodian charges and brokerage commissions, if any), will result in improving the appreciation potential or income of its portfolio. Most of the Fund’s transactions are expected to be affected in the over-the-counter market directly with market markers acting as principal and will not involve the payment of any brokerage commissions.

The Fund from time to time may engage in short-term transactions in order to take advantage of what the Adviser believes to be market inefficiencies in the pricing of fixed income securities. The Adviser expects that the Fund’s annual rate of portfolio turnover may exceed 100% at times when the Fund is taking advantage of short-term trading opportunities or if a complete reallocation of the Fund’s investment portfolio becomes advisable. A 100% annual turnover rate would occur if all of the securities in the Fund’s portfolio were replaced once within a period of one year.

Investment Restrictions

The Fund is subject to a number of investment restrictions, some of which are deemed fundamental and may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, and some of which are not fundamental and may be changed by the Fund’s Board. The Fund’s fundamental investment policies may be changed only with the approval of the holders of a “majority of the Fund’s outstanding voting securities,” which, as used in this prospectus, means the lesser of (1) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are present in person or by proxy, or (2) more than 50% of the outstanding Shares. Any investment policy or restriction which involves a maximum percentage of securities or assets is not considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. The Fund’s fundamental policies are set forth below.

1. The Fund will not issue any senior securities (as defined in the 1940 Act), except insofar as any borrowings permitted in (3) below might be considered to be the issuance of senior securities.

2. The Fund may write, purchase, hold, exercise and dispose of, put and call options on fixed income securities and on futures contracts on fixed income securities, provided that immediately after an option has been purchased or written by the Fund, the aggregate market value of the securities underlying all such options (in the case of options on future contracts, the securities covered by such contracts) does not exceed 20% of the Fund’s total assets. The Fund may acquire a contractual commitment (a “Stand-by Commitment”) giving it the option to sell modified pass-through mortgage-backed securities guaranteed by the Government National Mortgage Association or long-term U.S. Government bonds to the party issuing the commitment, unless the acquisition would cause the market value of all securities which are the subject of Stand-by Commitments held by the Fund to exceed 10% of its total assets. The Fund will not purchase securities on margin except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin deposits in connection with the acquisition and holding of futures contracts. The Fund may make short sales hedged by futures contracts for an equivalent amount of securities, provided, however, that short sales will only be made of securities which fall within the categories of higher quality non-convertible debt securities in which, under normal circumstances, at least 75% of the Fund’s assets will be invested. (See “Investment Policies — General” above.)

3. The Fund will not borrow money, except that it may borrow money from banks (i) on an unsecured basis, provided that immediately after such borrowings, the amount of all borrowings is not more than 20% of the fair market value of the Fund’s assets (including the proceeds of the borrowings) less its liabilities or (ii) for temporary or emergency purposes but only in an amount not exceeding 5% of the market value of its total assets.

4. The Fund will not underwrite the securities of other issuers, but this restriction shall not be applicable to the acquisition, holding and sale of securities acquired in private placement as provided in (9)(g) below.

5. The Fund will not invest more than 25% of the market value of its total assets in the securities of issuers in any single industry.

6. The Fund will not purchase or sell real estate; however, the Fund may purchase or hold securities issued by companies such as real estate investment trusts which deal in real estate or interests therein.

7. The Fund may purchase and sell interest rate futures contracts and make deposits of assets as margin in connection therewith, as necessary, but otherwise will not purchase or sell commodities or commodity contracts.

8. The Fund will not make loans to other persons, except that it may (i) purchase debt securities in accordance with its investment objectives, (ii) lend its portfolio securities to brokers, dealers and banks which it deems qualified, if the borrower agrees to pledge collateral to the Fund equal in value at all times to at least 100% of the value of the securities loaned, and (iii) lend cash to securities dealers or banks which it deems qualified, initially on a wholly secured basis, in amounts which, immediately after any such loans, do not exceed in the aggregate 15% of the value of its total assets, nor 5% of such value to any one securities dealer or bank.

9. (a) The Fund will not mortgage, pledge or hypothecate its assets to secure any borrowing except to secure temporary or emergency borrowing and then only in an amount not exceeding 15% of the market value of its total assets. This restriction shall not be applicable to margin deposits made in connection with the acquisition or holding of futures contracts, or to deposits of assets made in connection with short sales.

(b) The Fund will not invest less than 75% of the value of its total assets in (A) cash and cash items, (B) government securities (as defined in the 1940 Act) and (C) other securities (limited in respect of any one issuer to an amount not exceeding 5% of the value of its total assets).

(c) The Fund will not purchase more than 10% of the outstanding voting securities of any one issuer.

(d) The Fund will not purchase the securities of an issuer, if, to the Fund’s knowledge, one or more officers or directors of the Fund or of the investment adviser of the Fund individually own beneficially more than 0.5%, and those owning more than 0.5% together with beneficially more than 5%, of the outstanding securities of such issuer.

(e) The Fund will not invest more than 5% of the value of its total assets in securities of issuers which, with their predecessors, any guarantor of the securities or any corporation affiliated with the issuer which was agreed to supply to issuer funds sufficient to pay the interest charges on the securities, have not had at least three years’ continuous operation.

(f) The Fund will not participate on a joint or a joint and several basis in any securities trading account.

(g) The Fund will not purchase securities which the Fund may not be free to sell to the public without registration of the securities under the Securities Act of 1933 if such an acquisition would cause the Fund to have more than 15% of the market value of its total assets invested in such securities. Euro-dollar obligations held by the Fund will not be included within this percentage limitation.

(h) The Fund will not acquire any futures contracts to deliver or acquire any security, and will not make any short sales, if, immediately thereafter, the aggregate value of the securities required to be delivered and to be acquired by the Fund pursuant to futures contracts would exceed 20% of the total assets of the Fund.

The foregoing policies are fundamental and may not be changed without shareholder approval.

The Fund’s policies which are not deemed fundamental and which may be changed by the Board without shareholder approval are set forth below:

a. The Fund will not invest in companies for the purpose of exercising control or management.

b. The Fund may not invest in the securities of other investment companies, except that it may invest in securities of no-load open-end money market investment companies and investment companies that invest in high yield debt securities if, immediately after any purchase of the securities of any such investment company: (i) securities issued by such investment company and all other investment companies owned by the Fund do not have an aggregate value in excess of 10% of the value of the total assets of the Fund; (ii) the Fund does not own more than three percent of the total outstanding voting stock of such investment company; and (iii) the Fund does not own securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund. The Fund’s investment in securities of other investment companies will be subject to the proportionate share of the management fees and other expenses attributable to such securities of other investment companies.

c. The Fund will not invest in the securities of foreign issuers, except for (i) those securities of the Canadian Government, its provinces and municipalities which are payable in United States currency, and (ii) securities of foreign issuers which are payable in United States dollars (“Yankee Bonds”). The Fund may also invest in Euro-dollar obligations with maturities up to one year, but the Fund will not acquire Yankee Bonds or Euro-dollar obligations if the acquisition would cause more than 15% of the Fund’s assets to be invested in Yankee Bonds and Euro-dollar obligations.

d. The Fund will not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except warrants acquired on initial issuance where the warrants are attached to or otherwise in a unit with other securities.

The SAI contains additional information about Fund’s investment objectives and policies.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investing in Shares of the Fund will provide you with an equity ownership interest in the Fund. The NAV of the Shares fluctuate with and be affected by, among other things, market discount risk, issuer risk, credit risk, high-yield risk, interest rate risk, reinvestment risk, mortgage-related and other asset-backed securities risk, mortgage market/subprime risk, government entity risk, convertible securities risk, preferred securities risk, management risk, valuation risk, focused investment risk, derivatives risk, counterparty risk, equity securities and related market risk, smaller company risk, other investment companies risk, inflation/deflation risk, liquidity risk, and market disruption. These risks are summarized below.

Credit Risk

Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status, or fails to pay principal or interest when due. If an issuer defaults, the Fund will lose money.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund will normally have an intermediate average portfolio duration (i.e., a two- to eight-year time frame), the Shares’ NAV and market price per Share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by the Fund. The Fund’s use of leverage, if any, will tend to increase the Fund’s interest rate risk.

The Fund may invest in variable and floating rate debt securities, which generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase. Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Shares.

Dilution

If you do not exercise all of your Rights, you will likely own a smaller proportional interest in the Fund when the Rights Offering is over (i.e., proportional dilution). In addition, whether or not you exercise your Rights, because the Subscription Price (and net proceeds to the Fund) will be below the Fund’s NAV per Share on the Expiration Date the per Share NAV of your Shares will be diluted (reduced) immediately as a result of the Offering (i.e., economic dilution). In other words, because:

•	the Subscription Price per Share is 86% of the NAV on the Pricing Date;

•	you will indirectly bear the expenses of the Offering; and

•	the number of Shares outstanding after the Offering will have increased proportionately more than the increase in the size of the Fund’s net assets you will experience economic dilution in addition to proportional dilution.

The Fund cannot state precisely the amount of any dilution because it is not known at this time

•	what the NAV per Share will be on the Expiration Date; or

•	what proportion of the Rights will be exercised.

In addition, because the Dealer Manager may purchase and resell Shares not subscribed for, you could be further diluted.

The impact of the Offering on NAV is shown by the following example, assuming a Subscription Price of $[     ], full Primary Subscription and Over-Subscription Privilege exercise, payment of the Dealer Manager and soliciting fees, and $431,050 in estimated expenses related to the Offering.

Net Asset Value per Share (“NAV”)	$	[ ]
Subscription Price	$	[ ]
Reduction in NAV($)	$	[ ]
Reduction in NAV(%)		[ ]	%

If you do not wish to exercise your Rights, you should consider selling these Rights as set forth in this prospectus. Any cash you receive from selling your Rights will serve as a partial offset of any possible economic dilution of your interest in the Fund. The Fund cannot give any assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

Risk of Market Price Discount From Net Asset Value

Shares of closed-end funds frequently trade at a market price that is below their NAV. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s NAV may decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. NAV will be reduced following the offering by the sales load and the offering costs paid by the Fund and immediately following any offering of preferred shares by the costs of that offering paid by the Fund. The Fund’s Shares are not redeemable at the request of shareholders. The Fund may repurchase its Shares in the open market or in private transactions, although it has no present intention to do so. Shareholders desiring liquidity may, subject to applicable securities laws, trade their Shares in the Fund on the NYSE or other markets on which such Shares may trade at the then current market value, which may differ from the then current NAV.

Whether investors will realize a gain or loss upon the sale of the Fund’s Shares will depend upon whether the market value of the Shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the Shares and is not directly dependent upon the Fund’s NAV. Because the market value of the Fund’s Shares will be determined by factors such as the relative demand for and supply of the Shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its Shares will trade at, below or above NAV.

Subscription Price Risk

The Subscription Price could be more than the market price of the Fund’s Shares on the Pricing Date, and once you have submitted a Subscription Certificate, you may not revoke it, even if you would pay more than the then current market price.

Below Investment Grade Securities

The Fund may invest up to 25% of its total assets in debt securities rated at the time of purchase Ba or B by Moody’s Investor Service, Inc. or BB or B by Standard & Poor’s Corporation or in unrated securities of comparable quality in the Adviser’s judgment. Such securities are commonly know as “high yield securities” and sometimes as “junk bonds.” The Fund may also invest no more than 10% of its total assets in debt securities rated B by Moody’s or Standard & Poor’s or in unrated securities of comparable quality in the Adviser’s judgment. Investors should recognize that the high yield securities in which the Fund will invest have speculative characteristics. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of such securities held by the Fund, with a commensurate effect on the value of Shares of the Fund. While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market value of certain of these lower rated securities also tends to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities which are rated Ba by Moody’s or BB by Standard & Poor’s have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa by Moody’s or CCC by Standard & Poor’s or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody’s, D by Standard & Poor’s are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. It is unlikely that future payments of principal or interest will be made to the Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.

In general, the ratings of the NRSROs, such as Moody’s and Standard & Poor’s, represent the opinions of these NRSROs as to the quality of securities that they choose to rate. Such ratings are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. Credit ratings do not provide assurance against default or other loss of money. It is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the Fund as data in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Adviser to evaluate potential investments.

See also “Investment Objective and Policies — Below Investment Grade Corporate Bonds.”

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative effect on the market price, NAV and/or overall return of the Shares.

Mortgage-Related and Other Asset-Backed Securities Risk

The Fund may invest its assets in a variety of mortgage-related securities issued by government agencies or other governmental entities or by private originators or issuers. These may include, without limitation, mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage -backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may also invest in other types of asset-backed securities, including collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, these securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk — the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. For instance, the Fund may invest in SMBSs where one class receives all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these investments. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. For instance, certain CDOs in which the Fund may invest are backed by pools of high-risk, below investment grade debt securities and may involve substantial credit and other risks. Further, due their often complicated structures, various mortgage-related and particularly asset-backed securities may be difficult to value and may constitute illiquid investments.

Investments in mortgage-related securities may involve particularly high levels of risk under current market conditions. There is currently no investment limitation or other policy limiting the Fund’s ability to invest in CDOs; however, the Adviser does not anticipate that the Fund will invest more than 5% of the Fund’s assets in CDOs.

Mortgage Market/Subprime Risk

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Government-Entity Risk

As noted, the Fund may invest in mortgage-related and other debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities and sponsored enterprises. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks or FHLMC, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises, such as the Federal Home Loan Banks, FHLMC, FNMA and the Student Loan Marketing Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Preferred Securities Risk

In addition to equity securities and related market risk, credit risk, and possibly high yield risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Valuation Risk

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See “Determination of Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Focused Investment Risk

Although the Fund has a policy not to concentrate investments in any particular industry, it may (consistent with that policy) invest up to 25% of its assets in any particular industry. To the extent that the Fund focuses its investments in a particular industry, the NAV of the Shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may have greater risk to the extent that it invests a substantial portion of its assets in companies in related sectors, such as natural resources, which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of events and factors described above.

Equity Securities and Related Market Risk

The Fund may hold common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Debt securities are also subject to the market risks described above; however, equity securities generally have greater price volatility than bonds and other debt securities.

Smaller Company Risk

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Other Investment Companies Risk

The Fund may invest up to 10% of its assets in securities of other open- or closed-end investment companies, including exchange traded funds or “ETFs”, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a shareholder in an investment company, the Fund will bear its ratable Share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity Risk

The Fund may invest in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively impact the price the Fund would receive upon disposition of such securities.

Market Disruption and Geopolitical Risk

The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Shares.

Repurchase Agreements

The use of repurchase agreements involves risks of loss and decreased yields as a result of related costs. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted if the securities are deemed to be merely collateral for a loan. Also, it is possible that the Fund may be unable to substantiate its interest in the underlying securities. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. See “Investment Objectives and Policies — Repurchase Agreements.”

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes at least quarterly substantially all of its net investment income, if any, and annually all of its capital gains, if any, except to the extent such gains are offset against capital loss carryforwards. For information concerning the tax treatment for such distributions to the Fund and to shareholders, see “Taxation of the Fund.”

DIVIDEND REINVESTMENT PLAN

Shareholders whose Shares are registered in their own names may elect to be participants in the Fund’s Automatic Dividend Investment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional Shares of the Fund (the “Dividend Shares”). PNC Global Investment Servicing, Inc. (the “Transfer Agent”) acts as agent for participants under the Plan. Shareholders whose Shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan in one of two ways. If the Fund declares a dividend or distribution payable in cash or in Shares to be issued by the Fund at the lower of market price or NAV, the Transfer Agent, on behalf of participants in the Plan, (i) accepts the dividend or distribution in full and fractional Shares provided that the market price plus brokerage commissions on the Friday preceding the dividend or distribution (the “Comparison Date”) is at least 95% of NAV or (ii) if market price plus brokerage commission on the Comparison Date is less than 95% of NAV the Transfer Agent, on behalf of participants in the Plan, accepts the dividend or distribution in cash, and uses such cash to purchase Shares on the NYSE for the benefit of participants in the Plan. Alternatively, if the Fund declares a dividend or distribution in cash or in Shares issued at NAV, the Transfer Agent, on behalf of participants in the Plan, either (i) accepts such dividend or distribution in full and fractional Shares if the NAV is equal to or less than the market price plus brokerage commissions on the Comparison Date or (ii) accepts the dividend or distribution in cash, if the NAV is greater than the market price plus brokerage commissions on the Comparison Date, and uses such cash to purchase Shares on the NYSE for the benefit of participants in the Plan. The Plan may be terminated by a participant by delivery of written notice to the Transfer Agent.

Distributions of investment company taxable income that are invested in additional Shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in Shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the Shares or whether such gain was realized by the Fund before the shareholder acquired such Shares and was reflected in the price paid for the Shares.

TAXATION OF THE FUND

This section and the discussion in the SAI summarize certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The summary is based upon current provisions of the Code, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of the Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of the Fund’s shares, including, but not limited to, insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

The Fund has not requested nor will it request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to each shareholder of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund. Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of U.S. federal, state, local, foreign and other tax laws affecting the particular shareholder of the Fund’s shares and to possible effects of changes in federal or other tax laws.

Taxation of the Fund

The Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (“RIC”) under the Code. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders. Qualification as a RIC under the Code requires, among other things, that: (a) the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and net income from certain qualified publicly traded partnerships; (b) the Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships”; and (c) the Fund distributes for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its (tax-exempt interest, if any, net of expenses allocable thereto.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions (“net tax-exempt interest”). The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

If for any taxable year the Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.

If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC. No assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

Taxation of Shareholders

Distributions.  Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income are currently taxed at a maximum rate of 35% while long-term capital gains recognized are taxed at a maximum rate of 15%.

Non-corporate shareholders of the Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders in taxable years beginning before January 1, 2011. The Fund’s distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction on the Fund’s distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Not later than 60 days after the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisors for more information.

Sales, Exchanges or Redemptions.  Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

Backup Withholding.  The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The foregoing is only a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of U.S. federal, state, local, foreign and other tax laws affecting the particular shareholder of the Fund’s shares and to possible effects of changes in federal or other tax laws.

State and Local Tax Matters

All shareholders are urged and advised to consult with their own tax advisor about state and local tax matters.

Non-U.S. Shareholders

All non-U.S. shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in the Fund.

DETERMINATION OF NET ASSET VALUE

The NAV per Share of the Fund is computed based upon the value of the Fund’s portfolio securities and other assets. The NAV per Share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (currently 4:00 p.m. Eastern time). The Fund calculates NAV per Share of the Fund by subtracting the Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Shares of the Fund outstanding.

Prices for fixed income securities normally are supplied by an independent pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Prices for equity securities are determined by an independent pricing service at its last sale price on the exchange where the security is traded most extensively (the “primary exchange”). In the absence of any sales on the primary exchange, equity securities will be valued at the mean between the closing asked and bid quotations. An unlisted security is valued at the mean between the closing asked and bid quotations in the market where the security is traded most extensively. When market quotations are not readily available or are deemed to be unreliable by the Adviser, a security’s current market value, is valued at fair value as determined in good faith by or under the direction of the Board of the Fund.

DISTRIBUTION ARRANGEMENTS

Boenning & Scattergood, Inc., 4 Tower Bridge, 200 Barr Harbor Drive, Suite 300, West Conshohocken, Pennsylvania, a broker-dealer and member of the National Association of Securities Dealers, Inc., will act as the Dealer Manager for the Offering. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated the date of this prospectus (the “Dealer Manager Agreement”), the Dealer Manager will provide marketing services in connection with the Offering and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offering is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for its marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for Shares issued pursuant to the Offering. Any shareholder exercising Rights will state in writing, on the Subscription Certificate, that the transaction was solicited and designate the broker-dealer to receive compensation for the exercise of the Rights.

The Dealer Manager will reallow to broker-dealers included in the soliciting group to be formed and managed by the Dealer Manager (“Soliciting Group Members”) solicitation fees equal to 1.875% of the Subscription Price per Share for each Share issued pursuant to the Rights Offering as a result of their soliciting efforts, subject to a maximum fee based upon the number of Shares held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, in the absence of such designation, to the Dealer Manager. The Dealer Manager may, but is not required, to purchase Shares not subscribed for at the Subscription Price, less a 3.75% discount and resell such Shares to the public pursuant to this prospectus at the Subscription Price. The Dealer Manager may also resell such Shares to other dealers that are members of a selling group at the Subscription Price, less a selling concession of not in excess of 1.50%. The Dealer Manager may allow, and these selling group members may reallow, a concession of not more than 0.50% to other brokers and dealers.

In addition, the Fund may reimburse the Dealer Manager up to an aggregate of $150,000 for its reasonable expenses incurred in connection with the Offering. The Fund has agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by such Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under such Agreement.

The Fund has agreed not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund or securities convertible into such securities for a period of 180 days after the date of the Dealer Manager Agreement, except for the Shares and beneficial interest issued in reinvestment of dividends or distributions or other limited circumstances.

The Fund will bear the expenses of the Offering, which will be paid from the proceeds of the Offering. These expenses include, but are not limited to: the expense of preparation and printing of the prospectus for the Offering, the expense of counsel and auditors in connection with the Offering, the out-of-pocket expenses incurred by the officers of the Fund and others in connection with the Offering.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

Custodian.  PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the custodian of the Fund’s assets pursuant to a custody agreement.

Transfer Agent.  PNC Global Investment Servicing, Inc., P.O. Box 43027 Providence, Rhode Island 02940, serves as the Fund’s transfer agent and dividend disbursing agent and as registrar for Shares of the Fund.

LEGAL MATTERS

Certain legal matters will be passed on by Pepper Hamilton LLP, Philadelphia, Pennsylvania, counsel to the Fund in connection with the Offering. Certain matters will be passed on for the Dealer Manager by Reed Smith LLP.

EXPERTS

The financial statements of the Fund as of March 31, 2009 (which have been incorporated into the SAI and the registration statement, of which the SAI forms a part, by reference to the Fund’s 2009 Annual Report to Shareholders), and the financial highlights for each of the five years in the period ended March 31, 2009, included in this prospectus, have been so incorporated and included in reliance on the reports of Tait, Weller & Baker LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The address of Tait, Weller & Baker LLP is 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

REPORTS TO SHAREHOLDERS

The Fund sends unaudited semi-annual reports and audited annual reports, which include a list of investments held, to shareholders.

WHERE YOU CAN FIND MORE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. 20549, the SEC’s New York Regional Office at 3 World Financial Center, Suite 400, New York, New York 10281 and its Chicago Regional Office at 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

Additional information regarding the Fund and the Offering is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, filed by the Fund with the SEC. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

The Fund’s SAI, annual and semi-annual reports and information about the Fund are accessible, may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange

Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Fund’s SAI, annual and semi-annual reports and information about the Fund may be obtained without charge by calling (800) 331-1710.

NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE FUND’S ADVISER OR THE DEALER MANAGER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF BENEFICIAL INTEREST OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF BENEFICIAL INTEREST BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS AS SET FORTH IN THE PROSPECTUS OR IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.

STATEMENT OF ADDITIONAL INFORMATION — TABLE OF CONTENTS

Additional information about the Fund is contained in a Statement of Additional Information, which is available upon request without charge by contacting the Fund at (800) 331-1710. Following is the Table of Contents for the Statement of Additional Information:

GENERAL INFORMATION	B-3
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES	B-3
MANAGEMENT OF THE FUND	B-13
TRUSTEE COMPENSATION	B-16
CODE OF ETHICS	B-16
PROXY VOTING POLICIES AND PROCEDURES	B-17
SECURITY OWNERSHIP OF CERTAIN RECORD/BENEFICIAL OWNERS	B-18
INVESTMENT ADVISORY AND OTHER SERVICES	B-18
BROKERAGE ALLOCATION AND OTHER PRACTICES	B-20
REPURCHASE OF SHARES	B-21
TAX STATUS	B-21
FINANCIAL STATEMENTS	B-25

APPENDIX A — RATINGS OF CORPORATE OBLIGATIONS AND COMMERCIAL PAPER

Moody’s Investors Service, Inc. (“Moody’s”) and Standard &Poor’s® (“S&P”). A description of the ratings assigned by Moody’s and S&P® are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities (or its issuer) may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the Adviser will consider whether it is in the best interest of a Fund to continue to hold the securities.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Short-Term Credit Ratings

Moody’s

Moody’s employs the following ratings:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — Obligations are regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” — Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.

“B-2” — Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative — grade capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.

“B-3” — Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.

“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Long-Term Credit Ratings

Moody’s

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

The following summarizes the ratings used by S&P for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

“D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (−) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (−) sign to show relative standing within the major rating categories.

“N. R.” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Notes to Short-Term and Long-Term Credit Ratings

Moody’s

Watchlist:  Moody’s uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (“UPG”), on review for possible downgrade (“DNG”), or more rarely with direction uncertain (“UNC”). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

Rating Outlooks:  A Moody’s rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (“POS”), Negative (“NEG”), Stable (“STA”) and Developing (“DEV” — contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an ‘‘(m)” modifier (indicating multiple, differing outlooks) will be displayed, and Moody’s written research will describe any differences and provide the rationale for these differences. A “RUR” (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, “NOO” (No Outlook) may be displayed.

S&P

Creditwatch:  CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook:  An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	“Positive” means that a rating may be raised.

•	“Negative” means that a rating may be lowered.

•	“Stable” means that a rating is not likely to change.

•	“Developing” means a rating may be raised or lowered.

1,650,893 Shares

Rivus Bond Fund

Shares of Beneficial Interest

Investment Adviser:
MBIA Capital Management Corp.

PROSPECTUS

July 15, 2009

This Statement of Additional Information and the information contained herein are subject to completion and amendment. Under no circumstances shall this Statement of Additional Information constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the within described securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification thereof under the laws of such jurisdiction.

Filed under Rule 497(c)
Securities Act File No. 333-156953

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JULY 8, 2009

RIVUS BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

Rivus Bond Fund (the “Fund”) is a diversified, closed-end management investment company. This statement of additional information (“SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus dated July 15, 2009. This SAI does not include all of the information that a prospective investor should consider before participating in the rights offering described in the prospectus or purchasing the Fund’s shares of beneficial interest. A copy of the Fund’s prospectus describing the rights offering may be obtained without charge by calling (800) 331-1710. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s web site at http://www.sec.gov. Capitalized terms used, but not defined in this SAI, have the meanings given to them in the prospectus.

This SAI is dated July 15, 2009.

GENERAL INFORMATION

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”) and organized as a Delaware statutory trust. The Fund was initially organized as a Delaware corporation on June 7, 1971. The Fund converted to a Delaware statutory trust and changed its name from 1838 Bond-Debenture Trading Fund to Rivus Bond Fund pursuant to an Agreement and Declaration of Trust dated June 13, 2006. Its investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt securities. An investment in the Fund is not appropriate for all investors. No assurances can be given that the Fund’s objective will be achieved.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES

Most of the different types of securities in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the prospectus, under “Risk Factors and Special Considerations” and “Investment Objective and Policies.” Additional information concerning certain of the Fund’s investment policies and investments, and risks associated therewith, is set forth below.

Investment Policies

Corporate Bonds, Notes and Commercial Paper.  The Fund may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investors Service (“Moody’s”) or Standard and Poor’s (“S&P”) or, if not rated, determined by the Fund to be of comparable quality.

Guaranteed Investment Contracts.  The Fund may invest in guaranteed investment contracts (“GIC”). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the GIC. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC’s maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to the Fund’s acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations.

Money Market Instruments.  Under normal conditions the Fund may hold up to 20% of its assets in cash or money market instruments. The Fund may invest in money market instruments (as well as short-term debt securities issued by the U.S. Treasury Department or by other agencies of the U.S. Government) pending investment in debt securities, to serve as collateral in connection with certain investment techniques, and to hold as a reserve pending the payment of dividends to investors. When the Adviser believes that economic circumstances warrant a temporary defensive posture, the Fund may invest without limitation in short-term money market instruments.

Money market instruments that the Fund may acquire will be securities rated in the highest short-term rating category by Moody’s or Standard & Poor’s or the equivalent from another NRSRO, securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Fund typically expects to invest include: U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of U.S. or foreign banks); commercial paper rated P-1 by Moody’s or A-1 by Standard & Poor’s; and repurchase agreements. See “Appendix A — Ratings of Corporate Obligations and Commercial Paper” attached to the Fund’s prospectus for further information on ratings by Moody’s and Standard & Poor’s.

Mortgage-Related and Other Asset-Backed Securities.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

Mortgage Pass-Through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned United States Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders.

Freddie Mac issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Fannie Mae and Freddie Mac have both recently faced scrutiny regarding their accounting practices and policies. In May 2006, the Office of Federal Housing Enterprise Oversight (“OFHEO”), which regulates Fannie Mae and Freddie Mac, released a report on certain accounting and corporate governance issues at Fannie Mae. In the report, the OFHEO found that Fannie Mae had not complied with generally accepted accounting principles (“GAAP”) for a large number of its accounting practices, had failed to maintain internal controls, had manipulated OFHEO regulators, had not appropriately informed its board of directors of its actions, and had not had a sufficiently independent board of directors. The OFHEO penalties triggered a settlement between Fannie Mae and the SEC, which had conducted its own investigation. With respect to Freddie Mac, in its Information Statement and Annual Report for the fiscal year ended December 31, 2004, Freddie Mac identified material weaknesses relating to its internal controls and technology applications that affected its financial reporting systems. This caused Freddie Mac to restate its prior years’ financial statements to conform to GAAP. On September 27, 2007, Freddie Mac entered into a settlement with the SEC over charges related to Freddie Mac’s improper earnings management and non-compliance with certain GAAP reporting that, according to the SEC, occurred from at least the second quarter of 1998 through the third quarter of 2002. Freddie Mac agreed to pay a $50 million dollar civil penalty and was enjoined from engaging in activity that violates the anti-fraud provisions of the federal securities laws. Freddie Mac has resumed regular GAAP compliance reporting with the OFHEO, and has stated that it intends to begin the process of registering the company’s common stock with the SEC.

Further, because of the recent difficulties faced by the United States housing and mortgage markets and the related concerns relating to Fannie Mae’s and Freddie Mac’s capital levels, President Bush signed a bill on July 30, 2008 approving the U.S. Department of the Treasury’s plan to allow the government to buy stock of Fannie Mae and Freddie Mac and to increase temporarily the two companies’ credit lines from the Treasury to meet short-term capital needs. The bill will also increase regulation of Fannie Mae and Freddie Mac. In addition, the Federal Reserve voted to allow the Federal Reserve Bank of New York to lend emergency capital to Fannie Mae and Freddie Mac, if needed.

Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the United States economy. Congress has also expressed concern over Fannie Mae and Freddie Mac improperly using their non-profit and charitable foundations to evade campaign finance laws to lobby Congress, and has called on Fannie Mae’s board to demand repayment of executive bonuses obtained as a result of improper accounting manipulations. Legislation may be enacted in the future that limits the size and scope of the activities of both Fannie Mae and Freddie Mac and/or subjects these companies to further regulatory oversight. In addition to the above referenced concerns, there continues to be risk associated with the long-term financial stability of both Fannie Mae and Freddie Mac.

On September 7, 2008 both Fannie Mae and Freddie Mac were put into conservatorship of the Federal Housing Finance Agency (“FHFA”). The takeover by FHFA was precipitated by the rapidly deteriorating capital position of both Fannie Mae and Freddie Mac. As a result of the takeover of these enterprises by FHFA, there has been considerable turnover in the management personnel of both Fannie Mae and Freddie Mac. The board of directors of both entities have been replaced in their entirety as well.

In October 2008, Fannie Mae was sued in a class action on behalf of purchasers of its 8.25% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series S who purchased the stock between December 11, 2007 and September 5, 2008. In the complaint, plaintiffs allege that the defendants including several former officers and directors of Fannie Mae and the underwriters responsible for the Series S preferred stock offering knew or recklessly disregarded that Fannie Mae was grossly undercapitalized, in violation of Federal regulations, because of its overwhelming investments in subprime and Alt-A mortgages. These assets were not properly accounted for in violation of Generally Accepted Accounting Principles (“GAAP”). Fannie Mae’s capital deficiency also was concealed because its deferred tax assets and guaranty obligations were not properly accounted for in violation of GAAP.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the investment adviser determines that the securities meet a Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund may not purchase mortgage-related securities or any other assets which in the investment adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the United States Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all United States Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither United States Government securities nor United States Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”).  A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small, compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the United States Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals.  CMO residuals are mortgage securities issued by agencies or instrumentalities of the United States Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgaged assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently been developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

There is currently no investment limitation or other policy limiting the Fund’s ability to invest in CMO residuals, however, the Adviser does not anticipate that the Fund will invest more than 5% of the Fund’s assets in CMO residuals.

Adjustable Rate Mortgage Backed Securities.  Adjustable rate mortgage-backed securities (“ARMBS”) have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities.  SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Collateralized Debt Obligations.  The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify as a Rule 144A transaction. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Zero Coupon Securities.  The Fund may invest up to 10% of its assets in zero coupon securities issued by the U.S. Government, its agencies or instrumentalities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund’s investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security’s maturity value and its purchase price is taxable income of the Fund each year.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon government securities but are not considered to be government securities. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Lending Of Securities.  The Fund is authorized to lend securities it holds in its portfolio to brokers, dealers and other financial organizations, although it has no current intention of doing so. Loans of the Fund’s securities, if and when made, may not exceed, immediately after the loan, 15% of the Fund’s assets taken at value, nor 5% of such value to any one securities dealer or financial organization. The Fund’s loans of securities will be collateralized by cash, letters of credit or government securities that will be maintained at all times in a segregated account with the Fund’s custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a “finder.”

By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Fund will adhere to the following conditions whenever it lends its securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the Fund’s right to vote the securities.

Short Sales Against the Box.  The Fund may make short sales of securities in order to reduce market exposure and/or to increase its income if at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of common stocks sold short. Short sales of this kind are referred to as short sales “against the box.” The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for such sales at any one time.

Eurodollar Futures Contracts and Options on Futures Contracts.  The Fund may make investments in Eurodollar futures and options thereon for hedging purposes and, in each case, in accordance with the rules and regulations of the CFTC. Eurodollar futures and options thereon are essentially U.S. dollar-denominated futures contracts or options thereon which are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps, short-term borrowings and floating rate securities are linked, and which can affect the market prices of many short-term securities. When the Fund enters into a futures contact it makes a deposit of initial margin and thereafter will be required to pay or entitled to receive variation margin in an amount equal to the change in the value of the contract from the preceding day.

The Fund has filed a notice for exclusion from the definition of “commodity pool operator” on behalf of the Fund, with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”), whereby the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CFA”), and thus, is not subject to registration or regulation as such under the CFA. The Adviser is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Fund.

Leverage and Borrowing.  Presently, although there are no current proposals for leveraging the Fund, upon consideration and approval by the Board, the Fund can borrow from banks to purchase securities. See “Investment Restrictions” in the prospectus and below for additional information. As provided in the 1940 Act and subject to certain exceptions and the Fund’s investment policies, the Fund may issue debt so long as the Fund’s total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding. The Fund would borrow money and use the proceeds to purchase securities principally when it believes that an increase in the prices of debt securities is about to occur. The extent to which the Fund borrows will depend upon the availability of funds, as well as the cost of borrowing from time to time as compared with the possible benefit the Fund expects to achieve thereby. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund.

If the Fund uses borrowed funds to make additional investments, any investment gains made and income earned with the additional funds, in excess of the interest which the Fund will have to pay thereon, will cause the net asset value of the Fund’s shares to rise more than if borrowing were not used. Conversely, if the value of securities purchased with the borrowed funds declines or does not increase sufficiently to cover the cost of the borrowing when combined with income earned thereon, the net asset value of the Fund will decline more than if borrowing were not used. This magnifying effect of borrowing is known as leverage.

The requirement under the 1940 Act to pay in full interest on debt before any dividends may be paid on common stock means that dividends on common stock from earnings may be reduced or eliminated. Although an inability to pay dividends on shares of beneficial interest could conceivably result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”), which would be materially adverse to the holders of shares of beneficial interest, such inability can be avoided through the use of mandatory redemption requirements designed to ensure that the Fund maintains the necessary asset coverage.

Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the holders of shares of beneficial interest of changes in net asset value. For example, a fund that uses 20% leverage (that is, $20 of leverage per $100 of common equity) will show a 1.2% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to holders of shares of beneficial interest. If the Fund were to utilize leverage, these two risks would generally make the Fund’s total return to holders of shares of beneficial more volatile. In addition, the Fund might be required to sell investments in order to meet principal or interest payments on the debt when it may be disadvantageous to do so.

The Fund expects that, if it determines to borrow, some or all of its borrowings may be made on a secured basis. If secured, the Fund’s custodian will either segregate the assets securing the Fund’s borrowings for the benefit of the Fund’s lenders or arrangements will be made with a suitable sub-custodian, which may include a lender. If the assets used to secure the borrowings decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s shareholders, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

The Fund may borrow by entering into reverse repurchase agreements with any member bank of the Federal Reserve System and any foreign bank that has been determined by the investment adviser to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian or a designated sub-custodian or otherwise earmark cash or liquid obligations having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending the decision. Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund’s borrowing limitation.

Futures.  The Fund may invest in financial futures contracts, including interest rate futures, (“futures contracts”) and related options thereon. The Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract, if the Adviser anticipates interest rates to rise as a hedge against a decrease in the value of the securities. If the Adviser anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option thereon or sell a put to protect against an increase in the price of the securities the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as a seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays out the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract. The value of the option does change and is reflected in the net asset value of the Fund.

The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

Futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between six and ten years, certificates of Ginnie Mae and bank certificates of deposit. The

Fund may invest in futures contracts covering these instruments as well as in new types of such contracts that become available in the future.

Financial futures contracts are traded in an auction environment on the floors of several exchanges, principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling accounting of deposit or withdrawals of margin.

A risk in employing futures contracts and related options to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. This would reduce their value for hedging purposes over a short time period. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk related to futures contracts is that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates declined instead, causing bond prices to rise, the Fund would lose money on the sale.

In addition, there are particular market risks associated with investing in futures or related options. In particular, the ability to establish close out positions on such futures and options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit.

The Fund may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund’s total assets.

Options.  The Fund may from time to time, and to the extent described below, (1) write (sell) covered call options on securities that it owns or has an immediate right to acquire through conversion or exchange of other securities; or (2) purchase put options on such securities. The Fund may also enter into closing transactions with respect to such options. All options written or purchased by the Fund must be listed on a national securities exchange. The requirements for qualification as a “regulated investment company” may limit the degree to which the Fund may utilize option strategies.

A call option gives the purchaser the right to buy, and the writer has the obligation to sell, the underlying security at the option exercise price during the option period. The Fund may write only “covered” call options, that is, options on securities that it holds in its portfolio or that it has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The total value of securities underlying options written or purchased by the Fund, including options on futures, may not exceed 20% of the Fund’s total assets.

The Fund will write covered call options in order to receive premiums which it is paid for writing options. Such premiums represent a gain to the Fund if the option expires unexercised. Such gain may offset possible declines in the market values of the securities held in its portfolio. If, for example, the market price of a security held by the Fund declines in value, such decline will be offset in part (or wholly) by the receipt of the premium for writing the call options on such stock. However, if the market price of the underlying security held by the Fund also increases in value, such increase may be offset in part (or wholly) by a loss resulting from the need to buy back at higher prices the covered call options written by the Fund or through the lost opportunity for any participation in the capital appreciation of the underlying security above the exercise price.

In addition to writing covered call options, the Fund may invest in the purchase of put options on securities that it owns or may acquire through the conversion or exchange of other securities that it owns. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. Any losses realized by the Fund in connection with its purchase of put options will be limited to the premiums paid by the Fund for the purchase of such options plus any transaction costs.

The Fund intends to purchase put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. Purchasing put options allows the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund would continue to receive interest or dividend income on the security. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns or has the right to acquire.

Options and Futures Derivatives Risk.  The Fund may invest in a variety of derivative investments to seek income for hedging purposes, for liquidity purposes or as part of their overall investment strategies. Segregated accounts will be maintained for all derivative transactions, to the extent required by the 1940 Act. The Fund may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, and foreign currencies, and enter into interest rate, foreign currency, and index futures contracts and purchase and sell options on such futures contracts (“futures options”). The Fund also may enter into swap agreements with respect to interest rates, securities indexes or foreign currencies. The Fund may invest in structured notes. Such derivative investments in which the Fund may invest include “index-linked,” “equity-linked” or “currency-linked” notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Principal and/or interest payments on equity-linked notes may depend on the price of an underlying security or the performance of an underlying equity index. Currency-linked securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality. Other derivative investments the Fund may use include “debt exchangeable for common stock” of an issuer or “equity-linked debt securities” of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the investment adviser expected. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that such instruments are consistent with a Fund’s investment objective.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the derivative instruments or related strategies discussed, and no assurance can be given that any derivative instrument will perform as expected or that a strategy used will succeed. If the investment adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Portfolio Maturity and Turnover

The Fund’s holdings may include issues of various maturities. Ordinarily, the Fund intends to make investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily upon the Adviser’s outlook for interest rates. To the extent the weighted average maturity of the Fund’s portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions. The weighted average of the Fund’s portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of the Fund’s portfolio will, under normal conditions, exceed 25 years.

In pursuit of the Fund’s investment objective and policies, the Fund’s portfolio turnover rate may exceed 100% per annum. A 100% annual turnover rate would occur if all the securities in the Fund’s portfolio were replaced once within a period of one year. There are no limits on portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when the investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when the investment strategy remains relatively constant. A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Fund primarily in the form of increased dealer spreads, but may also include brokerage commissions. The Fund’s portfolio turnover rates for the fiscal years ended March 31, 2009, 2008, and 2007 were 21.46%, 17.25%, and 25.90%, respectively.

MANAGEMENT OF THE FUND

The Board is responsible for the overall management of the Fund, including oversight of the Adviser and other service providers. There are four trustees of the Fund. One of the trustees is an “interested person” (as defined in the 1940 Act. Information about both the Fund’s trustees and officers is set forth in the tables below.

Information About Trustees and Officers

Information about the trustees of the Fund is set forth in the following table.

		Length of		Number of
	Position	Term Served,		Portfolios
	Held with	and Term of	Principal	Overseen	Other Directorships
Name, Address and Age	Fund	Office	Occupation for Past 5 Years	by Trustee	Held by Trustee

Interested Trustee
W. Thacher Brown 113 King Street Armonk, NY 10504, Born: December 1947	Trustee	Trustee of Fund since 1988. Term expires at 2010 Annual Meeting	Former President of MBIA Asset Management LLC from July 1998 to September 2004; and Former President of 1838 Investment Advisors, LLC from July 1988 to May 2004.	1	Director, Airgas, Inc. (Wholesale-Industrial Machinery & Equipment); and Director, Harleysville Mutual Insurance Company, and Harleysville Group (insurance)

		Length of		Number of
	Position	Term Served,		Portfolios
	Held with	and Term of	Principal	Overseen	Other Directorships
Name, Address and Age	Fund	Office	Occupation for Past 5 Years	by Trustee	Held by Trustee

Independent Trustees
Suzanne P. Welsh 113 King Street Armonk, NY 10504, Born: March 1953	Trustee	Trustee of Fund since 2008. Term expires at 2010 Annual Meeting	Vice President for Finance and Treasurer, Swarthmore College	1	None
Morris Lloyd, Jr. 113 King Street Armonk, NY 10504, Born: September 1937	Trustee	Trustee of Fund since 1989. Term expires at 2010 Annual Meeting	Retired; former Development Officer, Trinity College from April 1996 to June 2002.	1	Director and Treasurer, Hall Mercer Hospital Foundation; Director and Treasurer, First Hospital Foundation.
J. Lawrence Shane 113 King Street Armonk, NY 10504, Born: January 1935	Trustee	Trustee of Fund since 1974. Term expires at 2010 Annual Meeting	Retired; former Vice Chairman and CFO of Scott Paper Company until 1992.	1	Member and former Chairman of the Board of Managers of Swarthmore College.

*	Mr. Brown is an “interested person” (as defined in the 1940 Act) of the Fund because he owns shares of MBIA Inc., of which the investment adviser is an indirect wholly-owned subsidiary.

Information about the officers of the Fund is set forth in the following table.

	Position Held		Principal Occupation
Name, Address and Age	with Fund	Position Since	for Past 5 Years

Clifford D. Corso MBIA CMC 113 King Street Armonk, NY 10504 Born: October 1961	President	2005	President and Chief Investment Officer, MBIA Capital Management Corp.; Managing Director and Chief Investment Officer, MBIA Insurance Corporation; Director and officer of other affiliated entities within the MBIA Asset Management Group.
Marc D. Morris MBIA CMC 113 King Street Armonk, NY 10504 Born: March 1959	Treasurer	2005	Director of MBIA Capital Management Corp.; Director and officer of other affiliated entities within the MBIA Asset Management Group.
Leonard I. Chubinsky MBIA CMC 113 King Street Armonk, NY 10504 Born: December 1948	Secretary	2005	Deputy General Counsel of MBIA Insurance Corporation; officer of other affiliated entities within the MBIA Asset Management Group.
Richard J. Walz MBIA CMC 113 King Street Armonk, NY 10504 Born: April 1959	Chief Compliance Officer	2005	Officer of several affiliated entities within the MBIA Asset Management Group.

	Position Held		Principal Occupation
Name, Address and Age	with Fund	Position Since	for Past 5 Years

Robert T. Claiborne MBIA CMC 113 King Street Armonk, NY 10504 Born: August 1955	Vice President	2006	Officer of MBIA Capital Management Corp.
Gautam Khanna MBIA CMC 113 King Street Armonk, NY 10504 Born: October 1969	Vice President	2006	Officer of MBIA Capital Management Corp.

Committees of the Board of Trustees

Audit Committee

The Board has an Audit Committee and has adopted a written charter for the Audit Committee. The Audit Committee of the Board currently consists of Messrs. Lloyd and Shane and Ms. Welsh, each of whom is an “independent” member of the Board, as that term is defined by the New York Stock Exchange’s listing standards, and also not an “interested person” as that term is defined in the 1940 Act.

The Audit Committee reviews the scope of the audit by the Fund’s independent accountants, confers with the independent accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund. The Audit Committee also selects and retains the independent accountants for the Fund. During the fiscal year ended March 31, 2009, the Audit Committee met once.

Nominating Committee

The Board has a Nominating Committee and adopted a written charter for the Nominating Committee. The Nominating Committee of the Board currently consists of Messrs. Lloyd and Shane and Ms. Welsh, none of whom is an “interested person” of the Fund. Each member of the Nominating Committee also is an “independent” Trustee, as that term is defined by the New York Stock Exchange’s listing standards. The Nominating Committee held one meeting during the last fiscal year.

The Nominating Committee recommends nominees for Trustees and officers of the Fund for consideration by the full Board. The Nominating Committee also periodically reviews the appropriateness of the compensation paid to the independent trustee and recommends any changes in compensation to the full Board.

The Fund does not currently have a written policy with regard to shareholder nominations for Trustee. The absence of such a policy does not mean, however, that a shareholder recommendation would not have been considered had one been received in a timely manner as determined by the Committee. In evaluating Trustee nominees, the Nominating Committee considers the following factors: (i) the appropriate size and composition of the Board; (ii) whether the person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act; (iii) the needs of the Fund with respect to the particular talents and experience of its Trustees; (iv) the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; (v) experience with accounting rules and practices; (vi) whether the person has attained the mandatory retirement age, and (vii) all applicable laws, rules, regulations, and listing standards.

The Board of Trustees, upon the recommendation of the Nominating Committee, has adopted a mandatory retirement policy requiring each Trustee to submit his resignation from the Board of Trustees effective on a date no later than the last day of the fiscal year in which he or she attains the age of seventy-five years. The Nominating Committee’s goal is to assemble a Board that brings to the Fund a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for Trustee nominees, although the Nominating Committee may also consider such other factors as they may deem to be in the best interests of the Fund and its shareholders. The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. If the Nominating Committee determines that an additional Trustee is required, the entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. It is not the present intention of the Nominating Committee to engage third parties to identify or evaluate or assist in identifying potential nominees, although the Nominating Committee reserves the right to do so in the future.

Ownership of the Fund By Trustees

Set forth in the following table are the trustees of the Fund, together with the dollar range of equity securities beneficially owned by each trustee as of December 31, 2008, as well as the aggregate dollar range of equity securities in all funds overseen or to be overseen in a family of investment companies (i.e., funds managed by the Adviser).

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of Equity	Funds in Family of
Name	Securities in the Fund	Investment Companies

Interested Trustee
W. Thacher Brown	$50,001-$100,000	$50,000-$100,000
Independent Trustees
Suzanne P. Welsh	$10,001-$50,000	$10,001-$50,000
Morris Lloyd, Jr.	$10,001-$50,000	$10,001-$50,000
J. Lawrence Shane	$10,001-$50,000	$10,001-$50,000

As of June 30, 2009, trustees and executive officers (10 persons) beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares on that date.

TRUSTEE COMPENSATION

For the fiscal year ended March 31, 2009, the Fund paid compensation to each Trustee in the amount of $2,500 per quarter in addition to $1,000 for each meeting of the Board and $500 for each Nominating Committee meeting and $1,000 for each Audit Committee meeting, if held separately, attended by the Trustee, plus reimbursement for expenses. Such fees totaled $64,500 for the fiscal year ended March 31, 2009. No compensation was paid to executive officers of the Fund.

The aggregate compensation paid by the Fund to each of its Trustees serving during the fiscal year ended March 31, 2009 is set forth in the compensation table below. None of the Trustees serves on the Board of any other registered investment company to which the Fund’s investment adviser or an affiliated person of the Fund’s investment adviser provides investment advisory services.

		Pension or
	Aggregate	Retirement Benefits	Estimated Annual
	Compensation from	Accrued as Part of	Benefits Upon
Name of Person and Position with Fund	the Fund	Fund Expenses	Retirement

W. Thacher Brown, Trustee*	$15,000	$0	$0
Morris Lloyd, Jr., Trustee	$16,500	$0	$0
J. Lawrence Shane, Trustee	$16,500	$0	$0
Suzanne P. Welsh, Trustee	$16,500	$0	$0

*	“Interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act.

CODE OF ETHICS

The Fund and the Adviser have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act. The code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, following certain black-out periods specified in the code, and subject to certain other conditions and restrictions.

The code of ethics is on file with the SEC, and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090 and this code of ethics is available on the EDGAR database on the SEC’s internet site at: http://www.sec.gov. Copies of this code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated to the Adviser the responsibility to vote proxies relating to the Fund’s portfolio securities in accordance with the Adviser’s proxy voting policies and procedures (“Policy”) described below. The Adviser, as an investment adviser with a fiduciary responsibility to the Fund, analyzes the proxy statements of issuers whose stock is owned by the Fund, if any.

The Policy reflects the Adviser’s duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of its clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that, the Adviser’s continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, the Adviser will vote to support shareholder proposals, unless other mitigating circumstances are present.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, the Adviser may manage assets of a pension plan of a company whose management is soliciting proxies, or an employee of the Adviser may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which the Adviser votes proxies must be based on best interests of the Fund and not the product of the conflict.

The Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated, it will be cast and the reasons therefore recorded in writing.

The provisions of this Policy will be deemed applicable to decisions similar to voting proxies, such as tendering of securities, voting consents to corporate actions, and solicitations with respect to fixed income securities, where the Adviser may exercise voting authority on behalf of the Fund. The Policy delineates between “routine” and “non-routine.”

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria: (1) They do not measurably change the structure, management control, or operation of the corporation; (2) They are consistent with industry standards as well as the corporate laws of the state of incorporation. Management will normally support routine proposals. Examples of routine proposals are proposals to (i) increase authorized common shares or preferred shares as long as there are not disproportionate voting rights per preferred share; (ii) elect or re-elect Trustees; (iii) appoint or elect auditors; (iv) approve indemnification of Trustees and limitation of Trustees’ liability; (v) establish compensation levels; (vi) establish employee stock purchase or ownership plans; (vii) set time and location of annual meeting. Non-routine proposals are categorized as those involving: (1) social issues, (2) financial/corporate issues, and (3) shareholder rights.

Social Issues.  Proposals involving social issues are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill advised or misguided. If the Adviser determines that management is generally socially responsible, the Adviser will generally vote against the following shareholder proposals: (i) to enforce restrictive energy policies; (ii) to place arbitrary restrictions on military contracting; (iii) to bar or place arbitrary restrictions on trade with other countries; (iv) to restrict the marketing of controversial products; (v) to limit corporate political activities; (vi) to bar or restrict charitable contributions; (vii) to enforce a general policy regarding human rights based on arbitrary parameters; (viii) to enforce a general policy regarding employment practices based -on arbitrary parameters; (ix) to enforce a general policy regarding animal rights based on arbitrary parameters; (x) to place arbitrary restrictions on environmental practices. Proposals involving financial/corporate issues are usually proposed by management and seek to change a corporation’s legal, business or financial structure. The Adviser will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced: (i) to change the state of incorporation; (ii) to approve mergers, acquisitions or dissolution; (iii) to institute indenture changes; or (iv) to change capitalization.

Shareholder Rights.  Proposals involving shareholder rights are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. The Adviser typically will oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, the Adviser believes stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

The Adviser will generally vote for the following management proposals: (i) to require majority approval of shareholders in acquisitions of a controlling share in the corporation; (ii) to institute staggered board of directors or trustees; (iii) to require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation’s by-laws; (iv) to eliminate cumulative voting; (v) to adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments; (vi) to create a dividend reinvestment program; (v) to eliminate preemptive rights; (viii) to eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

The Adviser will generally vote against the following management proposals: (i) to require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”); (ii) to require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”); (iii) to authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock; (iv) to prohibit replacement of existing members of the board of directors or trustees; (v) to eliminate shareholder action by written consent without a shareholder meeting; (vi) to allow only the board of directors or trustees to call a shareholder meeting or to propose amendments to the articles of incorporation; (vii) to implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known. as a “poison pill”); and (viii) to limit the ability of shareholders to nominate directors or trustees.

The Adviser will generally vote for the following shareholder proposals: (i) to rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%; (ii) to opt out of state anti-takeover laws deemed to be detrimental to the shareholder; (iii) to change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas; (iv) to eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action; (v) to permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board; (vi) to require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors or trustees; (vii) to adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments(viii) to create a dividend reinvestment program; (ix) to recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state law; (x) to require that “golden parachutes” be submitted for shareholder ratification.

The Adviser will generally vote against the following shareholder proposals: (i) to restore preemptive rights; (ii) to restore cumulative voting; (iii) to require annual election of directors or trustees or to specify tenure; (iv) to eliminate a staggered board of directors or trustees; (v) to require confidential voting; (vi) to require directors or trustees to own a minimum amount of company stock in order to qualify as a director or to remain on the board; and (vii) to dock director pay for failing to attend board meetings.

Voting Process.  The Adviser designates a portfolio manager (the Proxy Voting Portfolio Manager), who is responsible for voting proxies for all advisory accounts and who will generally vote proxies in accordance with these guidelines. In circumstances in which (1) the subject matter of the vote is not covered by these guidelines, (2) a material conflict of interest is present or, (3) the Adviser believes it may be necessary, in the best interests of shareholders, to vote contrary to the general guidelines, the Proxy Voting Portfolio Manager will discuss the matter with the President and Chief Investment Officer of the Adviser, who will be responsible for making the definitive determination as to how the proxy matter will be voted. The President/Chief Investment Officer may consult with the General Counsel, the CCO, or other investment personnel in making this determination.

Proxy Voting Records.  Information regarding how the Fund voted proxies relating to portfolio securities for the twelve-month period ending June 30 is available without charge by calling the Fund at (800) 331-1710 or on the Commission’s website at http://www.sec.gov.

SECURITY OWNERSHIP OF CERTAIN RECORD/BENEFICIAL OWNERS

Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund could be presumed to “control” the Fund. As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other stockholders. To the knowledge of the Fund, as of June 30, 2009, the following persons were known to own, either beneficially or of record, 5% or more of the outstanding shares of the Fund:

	Percentage	Amount and
	Ownership	Nature of
Name and Address	of Fund	Ownership

MBIA Inc. 113 King Street Armonk, NY 10504	6.76%	332,000
SIT Investment Associates, Inc. 4600 Norwest Center 90 South Seventh Street Minneapolis, MN 55402	6.19%	303,801

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser

The Fund has engaged MBIA Capital Management Corp., the Adviser, to provide professional investment management to the Fund pursuant to an investment advisory agreement dated October 31, 2005 (the “Advisory Agreement”). The Advisory Agreement was approved by the shareholders of the Fund, as required under the 1940 Act, at a special meeting of shareholders held on October 31, 2005. See “Management of the Fund” in the prospectus for additional information about the Adviser, its advisory agreement with the Fund and its parent company MBIA, Inc. Each of Clifford D. Corso, Marc D. Morris, Leonard I. Chubinsky, Richard J. Walz, Robert T. Claiborne and Gautam Khanna are officers of the Fund and employees of the Adviser. Robert T. Claiborne, CFA and Gautam Khanna, CPA, CFA each serve as portfolio managers of the Fund and are each responsible for the day-to-

day operation of the Fund. Each of Messrs. Claiborne and Khanna have been a portfolio manager of the Fund since 2005. See “Management of the Fund — Investment Adviser and Portfolio Manager” in the prospectus for additional information regarding their positions with the Fund and the Adviser.

Advisory Agreement

Pursuant to the Advisory Agreement, the Fund has retained the Adviser to manage the investment and reinvestment of the Fund’s assets, and administer the Fund’s affairs, subject to the direction of the Fund’s Board and officers. The Advisory Agreement provides, among other things, that officers and employees of the Adviser who are trustees, officers or employees of the Fund shall receive no compensation from the Fund for acting in such dual capacity. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services which is equal to 0.50% per annum on the first $100 million of the Fund’s month end net assets and 0.40% on the excess. During the fiscal years ended March 31, 2009, 2008 and 2007, the Adviser received investment advisory fees from the Fund in the amount of $416,850, $478,307, and $482,072, respectively.

Portfolio Manager

Robert Claiborne and Gautam Khanna are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”). Mr. Claiborne also manages other accounts, as indicated below. The following tables identify, as of March 31, 2009: (i) the number of other registered investment companies, pooled investment vehicles (unregistered) and other accounts managed by the Fund’s Portfolio Managers; and (ii) the total assets of such companies, vehicles and accounts. The compensation payable by these accounts are not based on the performance of such accounts.

		Number of
Portfolio Manager	Type of Account	Accounts	Total Assets
			(In millions)

Robert Claiborne	Registered Investment Companies	0	$0
	Pooled Investment Vehicles	0	$0
	Other Accounts	3	$142,000,000
Gautam Khanna	Registered Investment Companies	0	$0
	Pooled Investment Vehicles	0	$0
	Other Accounts	3	$51,300,000

Potential Conflicts of Interest

The Portfolio Managers may manage other accounts with investment strategies similar to the Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts. These factors could create conflicts of interest because a Portfolio Manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a Portfolio Manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

Compensation of the Portfolio Managers

The Portfolio Managers each receive compensation that is composed of an annual cash fixed salary, a variable cash bonus, and long-term incentive compensation comprised of cash and restricted stock of MBIA Inc. The cash salary level is adjusted annually. The cash bonus and long term incentive compensation is determined annually and is based on a combination of the overall performance of MBIA Inc., the overall performance of MBIA Asset Management and the individual Portfolio Manager’s contribution to that performance. Compensation is not based on any specific performance criteria of any of the portfolios managed.

Ownership of Shares of the Fund

As of March 31, 2009, neither Mr. Claiborne nor Mr. Khanna beneficially owned Fund Shares.

Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar

The custodian for the securities and cash of the Fund is PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania, 19153. The custodian is a limited purpose trust company incorporated under the laws of Delaware. The custodian’s services include, in addition to the custody of all cash and securities owned by the Fund, the maintenance of a custody account in the custodian’s trust department, the segregation of all certificated securities owned by the Fund, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody account of the Fund, releasing and delivering securities from the custody account of the Fund, maintain records with respect to such custody account, delivering to the Fund a daily and monthly statement with respect to such custody account, and causing proxies to be executed. The custodian’s fee is paid by the Fund. In addition, PNC Global Investment Servicing Inc., formerly, PFPC Inc.(“PNC”), an affiliate of the custodian, also serves as the Fund’s transfer agent, dividend disbursing agent and as registrar for the Fund’s Shares. PNC also provides certain accounting and administrative services to the Fund for which PNC is compensated by the Adviser.

Independent Auditors

The Fund’s independent auditor is Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103. The auditors provide audit and tax return preparation, and consultation services in connection with the review of Fund’s various SEC filings.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Fund invests are traded principally on the dealer market. On the dealer market, securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Fund also may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on stock and futures exchanges are effected through brokers who charge a commission for their services.

The Adviser when effecting the purchases and sales of portfolio securities for the account of a Fund will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The primary considerations for the Adviser in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Fund without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable because it must be reviewed and assimilated by the Adviser and does not reduce the normal research activities of the Adviser in rendering investment advice under the Advisory Agreement. It is possible that the expenses of the Adviser could be materially increased if they attempted to purchase this type of information or generate it through its own staff.

One or more of the other accounts which the Adviser may manage may own, from time to time, the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts’ various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Board that this advantage, when combined with the other benefits available due to the Adviser’s organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The Fund has not paid any brokerage commissions during the past three fiscal years.

REPURCHASE OF SHARES

Because the Fund has never repurchased its shares of beneficial interest and has no present intention to do so, the Board has not established procedures and criteria applicable to repurchases of shares by the Fund.

TAX STATUS

The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of the Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of the Fund’s shares, including, but not limited to, insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

The Fund has not requested nor will it request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to each shareholder of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund. Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of U.S. federal, state, local, foreign and other tax laws affecting the particular shareholder of the Fund’s shares and to possible effects of changes in federal or other tax laws.

General.  For federal tax purposes, the Fund is treated as a separate corporation. The Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (“RIC”) under the Code. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Shareholders without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by its governing documents, through borrowing the amounts required.

Qualification as A Regulated Investment Company.  Qualification as a RIC under the Code requires, among other things, that: (a) the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and net income from certain qualified publicly traded partnerships; (b) the Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships”; and (c) the Fund distributes for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of expenses allocable thereto.

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions (“net tax-exempt interest”). The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

If for any taxable year the Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.

Excise Tax.  If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC. No assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

Capital Loss Carryforwards.  The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. The Fund cannot carry back or carry forward any net operating losses.

Original Issue Discount and Market Discount.  The Fund may make investments in securities which are treated as having acquisition discount, or original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount). Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding such securities receives no interest payments in cash on such securities during the year.

The Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these dividends may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing documents, through borrowing the amounts required. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Options, Futures and Forward Contracts.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by the Fund expires the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Straddles.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest. Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

Constructive Sales.  Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Wash Sales.  The Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales.  The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Foreign Currency Transactions.  Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.

Distributions.  Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Non-corporate shareholders of the Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders in taxable years beginning before January 1, 2011. The Fund’s distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction on the Fund’s distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Not later than 60 days after the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

Purchases of Fund Shares.  Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of the Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

Sales, Exchanges or Redemptions.  Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

Backup Withholding.  The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State and Local Taxes.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Funds.

Non-U.S. Shareholders.  Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund and capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by the Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC’s net interest income (including OID and market discount) earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.

Distributions of the Fund when at least 50% of its assets are USRPIs, as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations”) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Fund with a properly completed Form W-8BEN).

All non-U.S. shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in the Fund.

Tax-exempt Shareholders.  A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund due to the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

All tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in the Fund.

Tax Shelter Reporting Regulations.  Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of U.S. federal, state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

FINANCIAL STATEMENTS

The Fund’s Annual Report for the fiscal year ended March 31, 2009 (File No. 811-02201 and Accession No. 0000935069-09-001289, filed May 22, 2009), on Form N-CSR (the “Annual Report”), which either accompany this SAI or have previously been provided to the person to whom this SAI is being sent, are incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included therein. The Fund will furnish, without charge, a copy of the Annual Report upon request by writing or calling the address or telephone number listed on the cover page of this SAI.

3000 Two Logan Square
Eighteenth and Arch Streets
Philadelphia, PA 19103-2799
215.981.4000
Fax 215.981.4750
John P. Falco
direct dial: (215) 981-4659
falcoj@pepperlaw.com
July 13, 2009
VIA EDGAR
Filing Desk
U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re:	Rivus Bond Fund
1933 Act Filing No. 333-156953
1940 Act Filing No. 811-02201
Ladies and Gentlemen:
     Pursuant to Rule 497 under the Securities Act of 1933 (the “1933 Act”), Rivus Bond Fund (the “Fund”) is hereby transmitting definitive copies of the prospectus and statement of additional information for the Fund, which were included in Pre-Effective Amendment No. 1 under the 1933 Act and Amendment No. 25 under the Investment Company Act of 1940 to the Fund’s registration statement on Form N-2 filed with the Securities and Exchange Commission on July 2, 2009.
     Please contact Joseph V. Del Raso, Esq. (215.981.4506) or the undersigned (215.981.4659) to discuss any questions or comments.
Very truly yours,
/s/ John P. Falco
John P. Falco

cc:	Mr. Clifford D. Corso
Joseph V. Del Raso, Esq.

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